Exhibit (C)(5)(C)

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Project Carter II

Report to the Board of Directors of Enersis Americas

July 27th, 2016

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Disclaimer—Additional Notice to Recipient

Confidential

“Bank of America Merrill Lynch” is the marketing name for the global banking and global markets businesses of Bank of America Corporation. Lending, derivatives, and other commercial banking activities are performed globally by banking affiliates of Bank of America Corporation, including, in the United States, Bank of America, N.A., member FDIC, and in other jurisdictions by locally licensed affiliates, which may be members of local deposit-insurance agencies. Bank of America Corporation and its affiliates do not perform in any jurisdiction banking activities that are reserved by local law to licensed banks, except in those jurisdictions where its banking affiliates have procured the necessary licenses. Securities, strategic advisory, and other investment banking activities are performed globally by investment banking affiliates of Bank of America Corporation, including, in the United States, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Professional Clearing Corp., which are registered as broker-dealers and members of FINRA and SIPC, and in other jurisdictions, by locally registered entities. Some or all of the products offered by commercial-banking and investment-banking affiliates may not be available in certain jurisdictions.

Investment products offered by investment banking affiliates: Are Not FDIC Insured and may not be insured by local deposit insurance agencies • May Lose Value • Are Not Bank Guaranteed.

These materials have been put together by one or more subsidiaries of Bank of America Corporation for the Board of Directors of Enersis Américas S.A. (“Enersis Américas”) to whom such materials are directly addressed and delivered in connection with an actual mandate or engagement and may not be used or relied upon for any purpose or by any other person or party other than as specifically contemplated by a written agreement with us. These materials are based on information provided by or on behalf of Enersis Américas and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the managements of Enersis Américas and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of Enersis Américas and are being furnished and should be considered only in connection with other information, oral or written, being provided by us in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Bank of America Corporation or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. These materials are for discussion purposes only and are subject to our review and assessment from a legal, compliance, accounting policy and risk perspective, as appropriate, following our discussion with Enersis Américas. We assume no obligation to update or otherwise revise these materials. These materials have not been prepared with a view toward public disclosure under applicable securities laws or otherwise, are intended solely for the benefit and use of the Board of Directors of Enersis Américas, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without our prior written consent. These materials may not reflect information known to other professionals in other business areas of Bank of America Corporation and its affiliates.

Bank of America Corporation and its affiliates (collectively, the “BAC Group”) comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and strategic advisory services and other commercial services and products to a wide range of companies, governments and individuals, domestically and offshore, from which conflicting interests or duties, or a perception thereof, may arise. In the ordinary course of these activities, parts of the BAC Group at any time may invest on a principal basis or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions, for their own accounts or the accounts of customers, in debt, equity or other securities or financial instruments (including derivatives, bank loans or other obligations) of Enersis Américas, potential counterparties or any other company that may be involved in a transaction. Products and services that may be referenced in the accompanying materials may be provided through one or more affiliates of Bank of America Corporation. We have adopted policies and guidelines designed to preserve the independence of our research analysts. The BAC Group prohibits employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change a rating or price target to a subject company as consideration or inducement for the receipt of business or for compensation and the BAC Group prohibits research analysts from being directly compensated for involvement in investment banking transactions. The views expressed herein are the views solely of Global Corporate and Investment Banking, and no inference should be made that the views expressed represent the view of the firm’s research department. We are required to obtain, verify and record certain information that identifies Enersis Américas, which information includes the name and address of Enersis Américas and other information that will allow us to identify Enersis Américas in accordance, as applicable, with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and such other laws, rules and regulations as applicable within and outside the United States.

We do not provide legal, compliance, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed herein is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything that may appear herein or in other materials to the contrary, Enersis Américas shall be permitted to disclose the tax treatment and tax structure of a transaction (including any materials, opinions or analyses relating to such tax treatment or tax structure, but without disclosure of identifying information or, except to the extent relating to such tax structure or tax treatment, any nonpublic commercial or financial information) on and after the earliest to occur of the date of (i) public announcement of discussions relating to such transaction, (ii) public announcement of such transaction or (iii) execution of a definitive agreement (with or without conditions) to enter into such transaction; provided, however, that if such transaction is not consummated for any reason, the provisions of this sentence shall cease to apply. Copyright 2016 Bank of America Corporation.

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Table of Contents

1. Transaction Overview 2

2. Enersis Americas Valuation 6

A. Discounted Cash Flow Valuation 10

B. SOTP Based on 2017E Trading Multiples 16

C. Historical Net Income Contribution Valuation 21

D. Current Market Prices Valuation 22

3. Enersis Americas Overview 24

Appendix 26

A. Macroeconomic Assumptions 26

B. Enersis Americas Financial Projections 29

C. DCF Valuation per Subsidiary 34

D. WACC Sensitivity Analysis 53

E. Other Enterprise Value Adjustments 64

F. Additional Information 65

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Disclaimer—Notice to Recipient

Confidential

BofA Merrill Lynch provided these materials to the Board of Directors of Enersis Américas S.A. (“Enersis Américas”) (in its capacity as such) for the exclusive benefit and use of the Board of Directors of Enersis Américas (in its capacity as such) in connection with and for purposes of its evaluation of the proposed Spin-Offs (as defined in slide 2 of these materials) and Merger Transactions (as defined in slide 1 of these materials) and these materials are not rendered to or for the benefit of, may not be used or relied upon by, and shall not confer rights or remedies upon, any person (including any current or future security holder of Enersis Chile S.A., Enersis Américas S.A., Endesa Chile S.A., Endesa Américas S.A., Chilectra Chile S.A., and Chilectra Américas S.A., or any of the NewCos (as defined in slide 1 of these materials)) other than the Board of Directors of Enersis (in its capacity as such). These materials do not constitute a recommendation to any security holder as to how to vote or act in connection with the proposed Spin-Offs or Merger Transactions or any related matter.

BofA Merrill Lynch has acted as financial advisor to the Board of Directors of Enersis Américas in connection with the proposed Transaction (as defined in slide 2 of this presentation) and not as an expert (perito) pursuant to applicable Chilean law or regulation. In addition, these materials do not constitute an expert report (informe de perito), an independent valuation report (informe de evaluador independiente) or any other type of opinion or report mandated by applicable Chilean law or regulation.

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1. Transaction Overview

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Transaction Overview

Situation Assessment & BofAML’s Mandate

On April 22, 2015, the Board of Directors of Enel (Enersis’ controlling shareholder) proposed that the Board of Directors of Enersis (“ENI” or the “Company”), Endesa Chile (“EOC”) and Chilectra (“CHI”) explore the possibility of a restructuring plan to streamline ENI’s corporate structure

The restructuring plan is intended to separate Enersis’ power generation and distribution businesses in Chile (the “Chilean Assets”) from those in other LatAm countries (the “Americas Assets”), and will be executed in two main steps (collectively, the “Transaction”):

Spin-off of (i) ENI’s Chilean Assets into a new listed company (such new company, “Enersis Chile”, and ENI after such spin-off is referred to as “Enersis Americas” or “ENI Americas”) and (ii) EOC’s and CHI’s Americas Assets into

Situation

new listed companies (such new companies, “EOC Americas” and “CHI Americas”, respectively, and together with Assessment Enersis Chile, the “NewCos”). This step was completed on March 1st, 2016.

– EOC Americas and CHI Americas will each contribute all of its assets into Enersis Americas (or the “Combined Entity”), in exchange for shares in Enersis Americas (the “Merger Transactions”)

The reorganization intends to eliminate overlaps, cross ownerships and duplications, all of which currently impede the full valuation of the associated assets, reduce visibility of the businesses, and make the current enterprise-wide decision-making process unnecessarily complex

On April 28, 2015, Enersis Board of Directors (“BoD”) decided to begin the assessment of the Transaction

BofAML was hired by the BoD of ENI to assist the Company and its BoD in establishing a framework to assess certain quantitative considerations in connection with the Transaction, and also prepare a Valuation Report to support the Board’s

BofAML Mandate

analysis of the Merger Transactions and provide a Fairness Opinion to the Board of Directors in regards to the exchange ratio for the Merger Transactions (the “Proposed Exchange Ratios”)

Transaction Overview

Key Transaction Landmarks in 2015

BofAML presented an initial assessment of Enersis’ corporate structure and the potential benefits derived from the

Transaction to the BoD on July 27th, 2015

A follow-up analysis was presented to the BoD’s Independent Committee on August 5th, 2015 regarding further analysis of the potential benefits

On September 15th, 2015, one of ENI’s Independent Directors requested that Company Management analyze an alternative approach to the reorganization, aimed at achieving a strategic focus by business segment (Distribution and Generation)

Key Transaction instead of by country (the “Alternative Transaction”)

Landmarks

ENI’s management requested BofAML to provide assistance in this analysis, as part of our Engagement

On October 30th, 2015, BofAML presented additional analysis of the Transaction to the Enersis’ BoD regarding the main benefits that the Transaction would provide to the company’s shareholders

On November 5th, 2015, and along with a Summary of the Transaction’s Benefits, a Valuation Report was also delivered to support the Board’s analysis, including a range of implied ownership stakes for ENI Americas, EOC Americas and Chilectra Americas for the Merger Transaction

2.8 1.0 5.0 1.0

On November 24th,

Shares Share Shares Share

2015, the Board of

Proposed

Directors of Enersis in 1 2 Exchange Ratios its ordinary meeting, approved the Proposed Exchange Ratios

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Transaction Overview

Transaction Steps and 2016 Milestones

Bank of America Merrill Lynch

Spin-Offs		Merger Transaction
1. Spin-off of Endesa Chile's and Chilectra's ex-Chile subsidiaries into two NewCos: EOC Americas and CHI Americas	2. Spin-off of Enersis' Chilean assets of into a NewCo: Enersis Chile	3. Consolidate the non-Chile Latam business through the merger of EOC Americas and CHI Americas into Enersis Americas, while Chile entities will continue to be managed independently enersis
99.1%
99.1%
60.0%
60.0%
Chilectra
Endesa Chile
CHI Chile
CHI Americas
EOC Chile
EOC Americas
enersis chile
99.1%
60.0%
CHI Chile
EOC Chile
(former Chilectra)
(former Endesa Chile)
enersis américas
(former Enersis)
99.1%
60.0%
CHI Americas
EOC Americas
Dx and Gx International
enersis chile
99.1%
60.0%
CHI Chile
EOC Chile
Merger
enersis américas
CHI Americas
EOC Americas
ARG
BR
COL
PE

Key Milestones

	Date		Milestone
Completed	Mar. 1st, 2016	✓	Enersis, Endesa Chile and Chilectra spin-offs are legally effective
	Mar. 30th, 2016	✓	Listing authorization on the New York Stock Exchange ("NYSE")
	Apr. 13th, 2016	✓	SVS[1] enrolls Enersis Chile, Endesa Americas and Chilectra Americas in the Securities Registry
	Apr. 14th, 2016	✓	Boards of Directors[2] approved share distributions
	Apr. 21st, 2016	✓	New shares begin trading in Santiago and NYSE; share distribution in Chilean Stock Exchanges
	Apr. 26th, 2016	✓	Share distribution in the NYSE
	Apr. 27th, 2016	✓	Enersis Americas and Enersis Chile ADRs begin trading on the NYSE
	Apr. 27th and 28th , 2016	✓	Annual Ordinary Meetings ("AOMs") of all the relevant companies[3]
Upcoming	By 3Q 2016		Expected date for EGMs[4] to vote for the merger
	Concurrently with EGMs		Launch of Enersis Americas' tender offer targeting Endesa Americas' shares

Source: Company Management.

(1) SVS stands for "Superintendencia de Valores y Seguros".
(2) Boards of Directors ("BoDs") of Endesa Americas S.A. ("Endesa Americas"), Empresa Nacional de Electricidad S.A. ("EOC Chile"), Chilectra Americas S.A. ("Chilectra Americas"), Chilectra S.A. ("Chilectra Chile"), Enersis Americas S.A. ("Enersis Americas") and Enersis Chile S.A. ("Enersis Chile").
(3) Endesa Americas, EOC Chile, Chilectra Americas and Chilectra Chile on April 27th, and Enersis Americas and Enersis Chile on April 28th.
(4) Extraordinary General Meetings of Empresa Nacional de Electricidad S.A., Enersis S.A. and Chilectra S.A.

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Transaction Overview
Workstreams

Bank of America Merrill Lynch

7-May 2015	19-May 2015	27-Jul 2015	5-Aug 2015	13-Oct 2015	30-Oct 2015	5-Nov 2015	Nov/Dec 2015	July 2016
Financial Advisor Kick-off Meeting	Preliminary Transaction Review	Initial Assessment of the Transaction	Follow-up Analysis	Alternative Transaction Assessment	Summary of Transaction Benefits	Final Valuation Report And Indicative Exchange Ratios	Rationale for Transaction and Non-Deal Roadshow ("NDR")	Fairness Opinion Submission

1 Preliminary Transaction Analysis ✓	2 Detailed Transaction Analysis ✓	3 Valuation Report and Exchange Ratio ✓	4 Outreach to Shareholders ✓	5 Fairness Opinion
■ Provide a preliminary quantitative assessment of the proposed Transaction ■ Assist the Company in regards to transaction feasibility in terms of compliance with ENI's BoD guidelines	■ Advice on proposed reorganization structure ■ Key financial issues regarding the reorganization: debt and cash allocation considering covenants and ratings restrictions, stock liquidity, return of capital, among others ■ Assist ENI in assessing risks and mitigants, especially regarding vehicles' liquidity and growth potential	■ Valuation analysis primarily based on two methodologies: DCF and Sum of the Parts based on 2016E Trading Multiples ■ Assist ENI to determine valuation ranges for Enersis Americas, EOC Americas and CHI Americas ■ ENI determines exchange ratio ranges for the Merger Transactions	■ Assist ENI to develop a presentation and Equity Story for the NewCos ■ Provide support in the preparation of marketing materials ■ Provide advice on communication strategy to market ■ Develop Q&A for BoD to address potential questions from investors	■ Valuation analysis to be primarily based on two methodologies: DCF and Sum of the Parts based on Trading Multiples ■ Submission of a Fairness Opinion to the Board of Directors in regard to the Proposed Exchange Ratios
■ BofAML became familiar with Enersis's current situation ■ BofAML assisted the Company in establishing a framework to assess quantitative considerations of the proposed Transaction	■ BofAML evaluated the financial aspects of the Transaction and assisted in developing an execution strategy ■ BofAML prepared an analysis on financial benefits, considerations and restrictions of the Transaction	■ BofAML assisted management in preparing presentations to BoD ■ BofAML assisted in performing valuation, based on standard valuation methodologies	■ BofAML assisted management in preparing the NDR presentation and addressing investor concerns	

✓ *Completed*

⌐ *Current Workstream*

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2. Enersis Americas Valuation

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Enersis Americas Valuation

Valuation Methodologies

Most appropriate and relevant methodology to reflect future prospects for the business

Performed on an individual company basis to reflect country and business risks and dynamics

Analysis based on 2016–2020 projections and assumptions to extend projections for later years for specific subsidiaries. In all Discounted Cash Flow cases, projections provided by the Company

(“DCF”) Analysis

Terminal value estimated as a growth perpetuity applied to a normalized unlevered cash flow

Mid-year convention is used

Valuation date: June 30, 2016

Market-based valuation on an individual company basis relying on comparables trading multiples

Sum of the Parts

(“SOTP”) based on

We have determined the most relevant comparables for each individual company that represents an Americas asset, and performed 2016E Trading a SOTP valuation based on 2016E EV / EBITDA Multiples and the Company’s 2016 projections

Multiples

EV Adjustments as of: June 30, 2016

Based on historical financials

Used to determine Net Income contribution from each company (ENI, EOC and CHI Americas) / shareholder to the entity resulting from the Merger Transactions (the “Combined Entity”)

Contribution

Analysis: Net Income

Analysis presents limitations given it does not account for the different valuations associated with each country or business segment (Gx and Dx), based on factors such as macro performance and regulatory risks

Methodology used for control purposes only

Calculation Used for Reference Purposes Only:

Based on current market prices and shares outstanding of the spun-off entities ENI and EOC Americas Current Market Prices

Used to determine the exchange ratio of shares between ENI Americas and EOC Americas only

This valuation methodology does not apply to CHI Americas given the extremely low market liquidity that the floating shares have, hence not reflecting a real market performance and inherent valuation

Note: Projections and macro assumptions provided by ENI Americas Management on July 20, 2016 based on financials as of June 30, 201 6. (1) Based on Pro-forma figures for ENI Americas, EOC Americas and Chilectra Americas provided by ENI’s Management.

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Enersis Americas Valuation

Jun-16 Summary Valuation

Bank of America Merrill Lynch

Midpoint Valuation (US$ mm):

Enersis Americas Subsidiaries	Country	Business	DCF Analysis: Total Equity Value	DCF Analysis: Equity Value[1] to ENI AMRS	DCF Analysis: Equity Value[1] to EOC AMRS	DCF Analysis: Equity Value[1] to CHI AMRS	SOTP based on 2017E Trading Multiples: Total Equity Value	SOTP: Equity Value[1] to ENI AMRS	SOTP: Equity Value[1] to EOC AMRS	SOTP: Equity Value[1] to CHI AMRS
Operating Companies										
Emgesa	Colombia	Gx	$6,015	$2,269	$1,617	$0	$4,181	$1,577	$1,123	$0
Codensa	Colombia	Dx	2,837	1,373	0	265	2,844	1,376	0	266
Edegel	Peru	Gx	2,102	1,232	1,313	0	2,088	1,224	1,304	0
Edelnor	Peru	Dx	1,522	1,149	0	237	1,272	961	0	198
Coelce	Brazil	Dx	471	306	103	31	695	451	152	46
Ampla[2]	Brazil	Dx	39	36	7	14	39	36	7	14
Fortaleza	Brazil	Gx	267	225	99	30	379	320	141	43
Cachoeira	Brazil	Gx	431	362	160	48	526	443	195	59
CIEN	Brazil	Tx	274	231	102	31	426	360	158	48
Chocon	Argentina	Gx	541	212	353	0	420	165	275	0
Pratil[2]	Brazil	Other	216	182	80	24	216	182	80	24
Costanera	Argentina	Gx	77	35	58	0	166	75	125	0
Docksud	Argentina	Gx	219	88	0	0	241	97	0	0
Edesur	Argentina	Dx	371	266	2	126	616	441	3	210
Piura[2]	Peru	Gx	195	189	0	0	195	189	0	0
Others[3]	n.m.	n.m.	151	(30)	165	(5)	151	(30)	165	(5)
Holding Companies										
Enersis Americas IND	Chile	HoldCo	919	919	0	0	919	919	0	0
Endesa Americas IND	Chile	HoldCo	49	30	49	0	49	30	49	0
Chilectra Americas	Chile	HoldCo	22	22	0	22	22	22	0	22
Endesa Brasil	Brazil	HoldCo	176	148	65	20	176	148	65	20
Total excl. Adjustments			$16,893	$9,243	$4,172	$844	$15,620	$8,983	$3,843	$945
Tax Adjustment[5]				96	132	17		96	132	17
Dividend Adjustment[5]				0	0	[(181)]		0	0	[(181)]
Total incl. Adjustments				$9,339	$4,304	$680		$9,079	$3,975	$781

Sources: Company projections, Company's public filings and Factset as of July 22nd, 2016.

(1) *Equity Value by Company calculated as Total Equity Value times the proportional economic participation that EOC, ENI and CHI have in each subsidiary. Zero value denotes that the economic participation is 0% in that subsidiary.*

(2) *For Ampla, Pratil and Piura, the Trading Multiples valuation is deemed non-meaningful and therefore the DCF valuation is considered for both valuation methodologies.*

(3) *Includes operating and holding companies such as: Sociedad Portuaria, Chinango, Generalima, Caboblanco, CTM, Tesa, Cemsa, Distrilec, Southern Cone, Hidroinvest. Negative equity values are due to HoldCos with overhead expenses and debt.*

(4) *Total Equity Value includes Enersis Americas' minorities of US$7.6bn and US$6.6bn for DCF and Trading Multiple methodologies, respectively.*

(5) *Details on tax and dividend adjustments described in the Additional Information section.*

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Enersis Americas Valuation

Jun-16 Summary Valuation (Cont'd)

Bank of America Merrill Lynch

Equity Values – Excluding Tax and Dividend Adjustments (US$mm)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,522
$7,823
$9,954
$8,012
$8,705
$5,092
$3,568
$4,243
$3,443
$3,944
$1,145
$686
$1,080
$810
$789
$13,567
$9,257
$11,662
$9,397

	ENI Americas		EOC Americas		CHI Americas		Combined Entity	
	DCF	2017E Trading Multiples	DCF	2017E Trading Multiples	DCF	2017E Trading Multiples	DCF	2017E Trading Multiples
Equity per Share (High)	$0.23	$0.20	$0.62	$0.52	$0.73	$0.94	n.a.	n.a.
Equity per Share (Low)	$0.16	$0.16	$0.43	$0.42	$0.60	$0.70	n.a.	n.a.
Share Count (millions)	49,093	49,093	8,202	8,202	1,151	1,151	n.a.	n.a.
Equity Value (High)(1)	$11,522	$9,954	$5,092	$4,243	$844	$1,080	$13,567	$11,662
Equity Value (Low)(1)	7,823	8,012	3,568	3,443	686	810	9,257	9,397
Minorities (High)	9,572	7,408	6,983	4,564	0	0	7,772	5,700
Minorities (Low)	6,077	5,866	4,493 (5)	3,683 (5)	(0)	0	4,858	4,481
Net Debt(2)	907	907	1,166 (5)	1,166 (5)	0	0	907	907
Other EV Adjustments(3)	1,475	1,475	586	586	0	0	1,475	1,475
Enterprise Value (High)(1)	23,475	19,744	13,827	10,558	844	1,080	23,721	19,744
Enterprise Value (Low)(1)	16,282	16,259	9,812 (5)	8,877 (5)	686	810	16,497	16,259
Cons. EBITDA 2017E	2,588	2,588	1,223	1,223	0(4)	0(4)	2,588	2,588
EV/EBITDA '17E (High)	9.1x	7.6x	11.3x	8.6x	n.m.	n.m.	9.2x	7.6x
EV/EBITDA '17E (Low)	6.3x	6.3x	8.0x	7.3x	n.m.	n.m.	6.4x	6.3x

- - - - - - - Market Cap. as of July 22nd, 2016

Sources: Company projections, Company's public filings and Factset as of July 22nd, 2016.

(1) For DCF, ranges consider maximum and minimum values derived from (i) variations in both WACC (+/-1.0%) and perpetuity growth (+/-0.1%) and (ii) all sensitivity cases described in Footnote #1 of next page. In the case of Multiple Valuations a range of +/- 0.75x is considered.

(2) Consolidated Net Debt as provided by the Company as of June 30th, 2016.

(3) Other EV Adjustments as provided by the Company as of June 30th, 2016. Includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.

(4) CHI Americas does not record EBITDA since it only owns minority stakes in subsidiaries, which are accounted for under the equity method.

(5) Incorporates proportional Net Debt, Other EV Adjustments and EBITDA from Brazilian subsidiaries, which are accounted for under the equity method and therefore are not reflected in reported EBITDA.

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Enersis Americas Valuation

Resulting Exchange Ratios | Jun-16 Valuation

Bank of America Merrill Lynch

EOC / ENI Exchange Ratio



3.15x
2.31x
2.98x
2.37x
3.37x
2.75x
2.71x
Proposed Exchange Ratio: 2.80x
Valuation Methodologies
DCF(1)(3)
SOTP Trading Multiples(2)(3)
Net Income Contribution(3)(4)
Market Prices(5)

CHI / ENI Exchange Ratio – Unadjusted



5.02x
3.10x
5.14x
3.13x
5.19x
1.86x
n.a.
Proposed Exchange Ratio
5.00x
Valuation Methodologies
DCF(1)(3)
SOTP Trading Multiples(2)(3)
Net Income Contribution(3)(4)
Market Prices(6)

CHI / ENI Exchange Ratio – incl. Dividend Adjustment



4.24x
2.31x
4.63x
2.12x
4.40x
1.07x
n.a.
Valuation Methodologies
DCF(1)(3)(7)
SOTP Trading Multiples(2)(3)(7)
Net Income Contribution (3)(4)(7)
Market Prices(6)

Source: Based on Company's projections and filings.

(1) DCF ranges consider the maximum and minimum values of different sensitivities applied: Base case (consider variations in WACC (+/-1.0%) and perpetuity growth (+/-0.1%)); Emgesa case (lowest and highest DCF valuation for Emgesa and midpoint valuation for all other companies); Codensa case (lowest and highest DCF valuation for Codensa and midpoint valuation for all other companies); Edegel case (lowest and highest DCF valuation for Edegel and midpoint valuation for all other companies); Generation (lowest and highest DCF valuation for all Gx companies and midpoint valuation for all other companies); Distribution (lowest and highest DCF valuation for all Dx companies and midpoint valuation for all other companies); Gx High/Dx Low & Gx Low/Dx High (Low range: highest DCF valuation for Gx companies and the lowest DCF valuation for Dx Companies. High range: lowest DCF valuation for Gx companies and the highest DCF valuation for Dx Companies. Midpoint valuation for holdings); and 50% Discount Argentina (50% discount over midpoint Argentina subsidiaries' value and midpoint valuation for all other companies).

(2) SOTP Trading Multiple ranges consider the maximum and minimum values of different sensitivities applied: Base case (consider variations of 2016E EV/EBITDA multiple of +/-0.75x); Emgesa case (Emgesa's EV/EBITDA 2016 multiple range of +/-1.5x and +/-0.75x for all other companies); Codensa case (Codensa's EV/EBITDA 2016 multiple range of +/-1.5x and +/-0.75x for all other companies); Edegel case (Edegel's EV/EBITDA 2016 multiple range of +/-1.5x and +/-0.75x for all other companies); Generation (Gx companies' EV/EBITDA 2016 multiple range of +/-1.5x and +/-0.75x for all other companies); Distribution (Dx companies' EV/EBITDA 2016 multiple range of +/-1.5x and +/-0.75x for all other companies); Gx High/Dx Low & Gx Low/Dx High (Range goes from EV/EBITDA 2016 multiple range of +1.5x for Gx companies and -1.5x for Dx companies to -1.5x for Gx companies and +1.5x for Dx companies); and 50% Discount Argentina (50% discount to Argentina subsidiaries' equity values).

(3) Ranges consider base case valuation plus tax adjustment as described in the Additional Information section.

(4) Based on Pro-forma 2014-LTM Mar-16 historical figures for ENI Americas, EOC Americas and Chilectra Americas provided by ENI's Management.

(5) Based on market prices as of July 22nd, 2016.

(6) This reference calculation does not apply to CHI Americas given the extremely low market liquidity that the floating shares have, hence not reflecting a real market performance and inherent valuation.

(7) [Exchange ratios have been adjusted by dividend payment detailed in the Additional Information section.]

9

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[ DRAFT ]

A. Discounted Cash Flow Valuation

10

[DRAFT]

Bank of America Merrill Lynch

Discounted Cash Flow Valuation

Summary DCF Valuation Output

	Total Equity Value Low	Total Equity Value High	ENI Stake (%)	Equity Value to ENI Low	Equity Value to ENI High	EOC Stake (%)	Equity Value to EOC Low	Equity Value to EOC High	CHI Stake (%)	Equity Value to Chilectra Low	Equity Value to Chilectra High
Operating Companies											
Emgesa	$4,796	$7,843	38%	$1,809	$2,959	27%	$1,289	$2,108	0%		
Codensa	2,207	3,814	48%	1,068	1,846	0%			9%	206	357
Edegel	1,750	2,628	59%	1,026	1,540	62%	1,093	1,642	0%		
Edelnor	1,168	2,070	76%	882	1,564	0%			16%	182	323
Ampla	0	282	92%	0	259	17%	0	49	37%	0	103
Coelce	366	613	65%	237	397	22%	80	134	7%	24	41
Fortaleza	257	277	84%	217	234	37%	95	103	11%	29	31
Cachoeira	413	449	84%	348	378	37%	153	166	11%	46	51
CIEN	265	283	84%	223	239	37%	98	105	11%	30	32
EN Brasil Com y Serv	182	261	84%	153	220	37%	68	97	11%	20	29
Chocon	530	552	39%	208	216	65%	346	361	0%		
Piura	156	254	96%	151	245	0%			0%		
Costanera	75	79	45%	34	36	76%	57	60	0%		
Docksud	214	224	40%	86	90	0%			0%		
Edesur	303	457	72%	217	327	1%	2	2	34%	103	155
Others[1]	135	166	n.m.	(34)	(28)	n.m.	153	177	n.m.	(6)	(6)
Holding Companies											
Enersis Americas IND	958	853	100%	958	853	0%			0%		
Endesa Americas IND	54	42	60%	32	25	60%	54	42	0%		
Chilectra Americas	26	15	99%	26	15	0%			100%	26	15
Endesa Brasil	214	125	84%	181	105	37%	79	46	11%	24	14
Total				$7,823	$11,522		$3,568	$5,092		$686	$1,145

Sources: Company Projections.
Note: Ranges consider variations in both WACC (+/-1.0%) and perpetuity growth (+/-0.1%) for high and low valuations.
(1) Others include Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina).

10

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[DRAFT]

Discounted Cash Flow Valuation

Summary DCF Valuation Output (Midpoint Value)

Bank of America Merrill Lynch

Enersis Americas Subsidiaries (US$mm)	Country	Business	WACC	FCF Value	PV of Terminal Value	Enterprise Value	Net Debt[2]	Other EV Adj.[3]	Total Equity Value	Equity Value[4] to ENI	Equity Value[4] to EOC	Equity Value[4] to CHI	Total Equity Value Ownership (%) to ENI	Total Equity Value Ownership (%) to EOC	Total Equity Value Ownership (%) to CHI	Implied EV/ EBITDA 2016E Multiple
				(a)	(b)	(c)=(a)+(b)	(d)	(e)	(c)-(d)-(e)							
Operating Companies																
Emgesa	Colombia	Gx	7.7%	$2,971	$4,730	**$7,701**	$1,328	$357	**$6,015**	$2,269	$1,617	$0	37.7%	26.9%	0.0%	11.9x
Codensa	Colombia	Dx	7.3%	517	2,891	**3,408**	389	182	**2,837**	1,373	0	265	48.4%	0.0%	9.3%	8.0x
Edegel	Peru	Gx	7.7%	597	1,661	**2,257**	119	37	**2,102**	1,232	1,313	0	58.6%	62.5%	0.0%	9.2x
Edelnor	Peru	Dx	7.3%	309	1,619	**1,929**	380	27	**1,522**	1,149	0	237	75.5%	0.0%	15.6%	9.3x
Coelce	Brazil	Dx	9.9%	179	615	**794**	163	160	**471**	306	103	31	64.9%	21.9%	6.6%	3.6x
Ampla	Brazil	Dx	9.9%	9	1,066	**1,075**	632	403	**39**	36	7	14	92.0%	17.4%	36.7%	6.6x
Fortaleza	Brazil	Gx	10.8%	268	0	**268**	(39)	40	**267**	225	99	30	84.4%	37.1%	11.3%	3.5x
Cachoeira	Brazil	Gx	10.8%	395	0	**395**	(44)	9	**431**	362	160	48	84.2%	37.0%	11.2%	3.7x
CIEN	Brazil	Tx	9.9%	289	0	**289**	44	(29)	**274**	231	102	31	84.4%	37.1%	11.3%	4.8x
Chocon	Argentina	Gx	12.9%	280	0	**280**	(325)	64	**541**	212	353	0	39.2%	65.4%	0.0%	6.7x
Pratil	Brazil	Other	9.9%	17	201	**218**	2	(0)	**216**	182	80	24	84.4%	37.1%	11.3%	n.m.
Costanera	Argentina	Gx	12.9%	110	0	**110**	23	10	**77**	35	58	0	45.4%	75.7%	0.0%	1.6x
Docksud	Argentina	Gx	12.9%	157	0	**157**	(120)	59	**219**	88	0	0	40.2%	0.0%	0.0%	4.9x
Edesur	Argentina	Dx	12.7%	44	495	**539**	(95)	262	**371**	266	2	126	71.6%	0.5%	34.0%	3.3x
Piura	Peru	Gx	7.7%	55	183	**238**	38	5	**195**	189	0	0	96.5%	0.0%	0.0%	5.4x
Others[1]	n.m.	n.m.	n.m.	n.m.	n.m.	**n.m.**	n.m.	n.m.	**151**	**(30)**	**165**	**(5)**	n.a.	n.a.	n.a.	n.m.
Holding Companies																
Enersis Americas IND	Chile	HoldCo	6.6%	(51)	(162)	**(212)**	(997)	(135)	**919**	919	0	0	100.0%	0.0%	0.0%	n.m.
Endesa Americas IND	Chile	HoldCo	6.6%	(10)	(18)	**(28)**	(0)	(77)	**49**	30	49	0	60.0%	100.0%	0.0%	n.m.
Chilectra Americas	Chile	HoldCo	6.6%	(6)	(17)	**(24)**	(30)	(16)	**22**	22	0	22	99.1%	0.0%	100.0%	n.m.
Endesa Brasil	Brazil	HoldCo	9.9%	(91)	(222)	**(313)**	(502)	14	**176**	148	65	20	84.4%	37.1%	11.3%	n.m.
Total excl. Adjustments									$16,893[5]	$9,243	$4,172	$844				
Tax Adjustment[6]										96	132	17				
Dividend Adjustment[6]										0	0	[(181)]				
Total incl. Adjustments										$9,339	$4,304	$680				

Sources: Company Projections

(1) *Others include Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina). Negative equity values are due to HoldCos with overhead expenses and debt.*

(2) *Consolidated Net Debt as provided by the Company as of June 30th, 2016.*

(3) *Other debt-like items as provided by the Company as of June 30th, 2016. Includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.*

(4) *Equity Value by Company calculated as Total Equity Value times the proportional economic participation that EOC, ENI and CHI have in each subsidiary.*

(5) *Total Equity Value includes Enersis Americas' minorities of US$7.6bn.*

(6) *Details on tax and dividend adjustments described in the Additional Information section.*

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[ DRAFT ]

Discounted Cash Flow Valuation

Management Guidance on Free Cash Flow Adjustments for 2016-2020 Period

EBITDA

BofAML has not made any adjustments to figures provided in the Management’s Business Plan

D&A

BofAML has not made any adjustments to figures provided in the Management’s Business Plan

For operating companies, Tax Expense is calculated with the corresponding country corporate tax rate for each year applied to EBIT Tax Expense ? For holding companies, Tax Expense is calculated with the corresponding country corporate tax rate (Chile, except for Enel Brasil) for each year applied to holding costs, therefore generating a tax shield as indicated by the Company

For operating companies, Working Capital considers:

Trade receivables and payables calculated according to receivable and payable days provided by the Company for each business segment and country (except Argentina, where unchanged Business Plan figures are considered) ? Inventories, receivables from/payable for income taxes, other current assets and liabilities and dividends to be collected/distributed as provided in Business Plan collected/distributed as provided in Business Plan

Changes in

Working Capital Generation Business Distribution Business Receivable Days Payable Days Receivable Days Payable Days Colombia 47 46 42 71

Brazil 37 49 59 56 Peru 30 50 34 50

Capex

BofAML has not made any adjustments to figures provided in the Management’s Business Plan

Other Cash Flow

Cash flows of Argentina Gx Companies Costanera, Chocon and Docksud include payments received from FONINVEMEM power plants Adjustments throughout the period

Source: Company Management.

[ DRAFT ]

Discounted Cash Flow Valuation

Management Guidance on Free Cash Flow Normalization

Normalization 2021 is considered as the normalized year for all companies except for Emgesa (2025 is considered) and companies with no terminal Date value (Chocon, CIEN, Cachoeira, Fortaleza, Costanera and Docksud)

Normalized EBITDA is defined as inflation–adjusted 2020E EBITDA , with the following exceptions: EBITDA 2024E EBITDA for Emgesa

Ampla’s and Coelce’s normalized EBIT margin is calculated as the average projected margin for 2017-2020 Piura’s and Edesur’s normalized EBITDA margins is calculated as the average projected margin for 2017-2020

For Dx companies, normalized D&A is defined as 2020E D&A

For Gx companies, normalized D&A is calculated based on inputs provided by the Company and BofAML valuation assumptions (namely D&A WACC)(1) For Edegel, Piura and Chinango, normalized D&A was calculated as 100% of Maintenance Capex(1) plus the D&A schedule of Replacement Capex

For operating companies, Tax Expense is calculated with the corresponding country corporate tax rate for each year applied to EBIT Tax Expense For holding companies, Tax Expense is calculated with the corresponding country corporate tax rate (Chile, except for Enel Brasil) for each year applied to holding costs, therefore generating a tax shield as indicated by the Company

For operating companies, Normalized Working Capital considers:

Trade receivables and payables calculated according to receivable and payable days provided by the Company for each business

Changes in segment and country (except Argentina, where unchanged Business Plan figures are considered)

Working Capital Inventories, receivables from/payable for income taxes, other current assets and liabilities and dividends to be collected/distributed as provided in Business Plan

For Gx companies, normalized Capex includes: (i) a normalized maintenance Capex component, as provided by the Company, and (ii) an asset replacement Capex annuity, calculated based on inputs provided by the Company and BofAML valuation assumptions (namely

Capex WACC)(1)

For Dx companies, normalized Capex consists of a recurrent maintenance Capex calculated based on inputs provided by the Company and BofAML valuation assumptions (namely WACC)(1)

Source: Company Management.

(1) WACC assumptions were constructed by BofAML.

[DRAFT]

Discounted Cash Flow Valuation

Management Guidance on Subsidiaries with Projections Extended After 2020

Bank of America Merrill Lynch

Chocon	■ Concession expires in 2023 and management team expects no renewal ■ No terminal value is considered
Cachoeira	■ Concession expires in 2027 and management team expects no renewal ■ Residual value based on the book value of assets at the end of the concession
CIEN	■ CIEN has the concession for 2 transmission lines: ▪ Garabi I, which expires in June 2020 ▪ Garabi II, which expires in July 2022 ■ Residual value for each line, to be paid at the end of the respective concession
Emgesa	■ Projections extended to 2024 to properly reflect long term projected energy prices for the Colombian market in normalized cash flow / terminal value (as considered by the Company, Emgesa's 2020E figures would still be affected by a local power market in a transition scenario) ■ Power generation projected flat from 2020 through 2024 ■ 2021-2024 power prices interpolated to reach the following figures by the end of 2024: ▪ 65 US$/MWh for contract sales ▪ 60 US$/MWh for spot sales ▪ Reconciliation price variations modeled proportional to spot price variations ■ 2021-2024 Capex calculated as 2020E Capex adjusted by long-term COP inflation (3.8%) ■ 2021-2024 D&A calculated as 2020 D&A plus post-2020 Capex depreciation, assuming seven years of useful life for that Capex
Fortaleza	■ Current business model will have to be redefined in December 2023, when gas supply and energy sales contracts expire ■ Fortaleza is assumed to become a reserve power plant starting in 2024, therefore earning a monthly capacity payment of 30-50 BRL/kW ■ Authorization to operate expires in 2031 ■ 2021-2023 Capex calculated as 2020E Capex adjusted by long-term BRL inflation (4.1%). 2024-2031 Capex is assumed flat at BRL25mm ■ 2021-2031 D&A calculated as 2020 D&A plus post-2020 Capex depreciation, assuming seven years of useful life
Argentina Gx	■ Costanera, Chocon and Docksud are expected to receive payments from FONINVEMEM power plants through 2026 ■ Useful lives of Costanera and Docksud current equipment is expected to end in 2023. Given that Enersis Management does not contemplate reinvestments at this stage, projections are extended until 2023 based on 2020 Free Cash Flows adjusted by US-inflation (no terminal value is considered)

14

Source: Company Management.

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[ DRAFT ]

Discounted Cash Flow Valuation

WACC Summary

Consolidated Summary Previous

Risk Free Country Risk Unlevered Re-Levered Cost of Pre-Tax Cost Corp. Equity / Debt / Net Debt / US$ WACC Mid Country ERP(4) Rate(1) Premium(2) Beta(3) Beta Equity of Debt(5) Tax(6) EV EV Equity(7) Lower(8) Mid Upper(8) Value Generation

5.0% 7.0%

Chile 1.90% 0.79% 0.68 0.86 4.0% 27.0% 73.7% 26.3% 35.6% 5.91% 6.55% 7.19% 6.80%

7.0% 8.7%

5.0% 8.2%

Colombia 1.90% 2.07% 0.68 0.85 5.8% 34.0% 73.7% 26.3% 35.6% 7.05% 7.68% 8.30% 7.97%

7.0% 9.9%

5.0% 11.4%

Brazil 1.90% 3.44% 0.99 1.22 8.8% 34.0% 73.7% 26.3% 35.6% 9.94% 10.84% 11.74% 11.08%

7.0% 13.9%

5.0% 8.2%

Peru 1.90% 2.02% 0.68 0.86 5.1% 26.0% 73.7% 26.3% 35.6% 7.06% 7.70% 8.34% 7.99%

7.0% 10.0%

5.0% 14.1%

Argentina 1.90% 4.78% 1.22 1.50 7.9% 35.0% 73.7% 26.3% 35.6% 11.77% 12.88% 13.99% 13.08%

7.0% 17.2%

Distribution

5.0% 6.4%

Chile 1.90% 0.79% 0.61 0.74 4.0% 27.0% 77.5% 22.5% 29.0% 5.60% 6.17% 6.75% 6.36%

7.0% 7.9%

5.0% 7.6%

Colombia 1.90% 2.07% 0.61 0.73 5.8% 34.0% 77.5% 22.5% 29.0% 6.76% 7.33% 7.90% 7.57%

7.0% 9.1%

5.0% 10.1%

Brazil 1.90% 3.44% 0.80 0.95 8.8% 34.0% 77.5% 22.5% 29.0% 9.11% 9.85% 10.59% 9.98%

7.0% 12.0%

5.0% 7.6%

Peru 1.90% 2.02% 0.61 0.74 5.1% 26.0% 77.5% 22.5% 29.0% 6.75% 7.33% 7.91% 7.57%

7.0% 9.1%

5.0% 13.5%

Argentina 1.90% 4.78% 1.15 1.36 7.9% 35.0% 77.5% 22.5% 29.0% 11.59% 12.65% 13.71% 13.05%

7.0% 16.2%

Source: Company’s public filings, Bloomberg and FactSet, as of July 22, 2016. (1) Based on the spot yield of the 20YR UST, as of July 22, 2016.

(2) Calculated as the spread between the 20YR UST and the comparable CLP, COP, BRL, PEN and ARS 20YR Bond denominated in USD, July 22, 2016. See Sovereign Bond Spreads for additional details. (3) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading.

(4) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (5) As per debt capital markets desk. Rates calculated in USD with a 10YR duration, reflecting risk default spread of each countr y.

(6) Based on 2019 tax rate as a normalized tax rate for all countries. (7) Based on comparable company average excluding Brazil. (8) Lower and upper tiers calculated based on each respective cost of equity.

[ DRAFT ]

B. SOTP Based on 2017E Trading Multiples

[DRAFT]

SOTP Based on 2017E Trading Multiples

SOTP Valuation Analysis with 2017E Projections – Midpoint Value (in US$ mm)

Bank of America Merrill Lynch

Enersis Americas Subsidiaries	Country	Business	EV/ EBITDA 2017E (Midpoint)	EBITDA 2017E	Enterprise Value (Midpoint)	Net Debt[4]	Other EV Adj.[4]	Total Equity Value (Midpoint)	Equity Value[5] (Midpoint)			Total Equity Value Ownership (%)		
									to ENI	to EOC	to CHI	to ENI	to EOC	to CHI
			(a)	(b)	(c)=(a)*(b)	(d)	(e)	(c)-(d)-(e)						
Operating Companies														
Emgesa	Colombia	Gx	9.3x	$629	**$5,866**	$1,328	$357	**$4,181**	$1,577	$1,123	$0	37.7%	26.9%	0.0%
Codensa	Colombia	Dx	7.9x	434	**3,415**	389	182	**2,844**	1,376	0	266	48.4%	0.0%	9.3%
Edegel	Peru	Gx	8.3x	271	**2,244**	119	37	**2,088**	1,224	1,304	0	58.6%	62.5%	0.0%
Edelnor	Peru	Dx	7.9x	214	**1,679**	380	27	**1,272**	961	0	198	75.5%	0.0%	15.6%
Coelce	Brazil	Dx	4.5x	227	**1,018**	163	160	**695**	451	152	46	64.9%	21.9%	6.6%
Ampla[1]	Brazil	Dx	4.5x	214	**1,075**	632	403	**39**	36	7	14	92.0%	17.4%	36.7%
Fortaleza	Brazil	Gx	5.6x	67	**380**	(39)	40	**379**	320	141	43	84.4%	37.1%	11.3%
Cachoeira	Brazil	Gx	5.6x	87	**491**	(44)	9	**526**	443	195	59	84.2%	37.0%	11.2%
CIEN	Brazil	Tx	6.9x	64	**442**	44	(29)	**426**	360	158	48	84.4%	37.1%	11.3%
Chocon	Argentina	Gx	4.0x	40	**160**	(325)	64	**420**	165	275	0	39.2%	65.4%	0.0%
Pratil[1]	Brazil	Other	n.a.	11	**218**	2	(0)	**216**	182	80	24	84.4%	37.1%	11.3%
Costanera	Argentina	Gx	4.0x	50	**198**	23	10	**166**	75	125	0	45.4%	75.7%	0.0%
Docksud	Argentina	Gx	4.0x	45	**180**	(120)	59	**241**	97	0	0	40.2%	0.0%	0.0%
Edesur	Argentina	Dx	4.0x	196	**783**	(95)	262	**616**	441	3	210	71.6%	0.5%	34.0%
Piura[1]	Peru	Gx	8.3x	49	**238**	38	5	**195**	189	0	0	96.5%	0.0%	0.0%
Others[2][3]	n.m.	n.m.	n.a.	n.m.	**n.m.**	n.m.	n.m.	**151**	(30)	165	(5)	n.a.	n.a.	n.a.
Holding Companies[3]														
Enersis Americas IND	Chile	HoldCo	n.a.	(39)	**(212)**	(997)	(135)	**919**	919	0	0	100.0%	0.0%	0.0%
Endesa Americas IND	Chile	HoldCo	n.a.	(11)	**(28)**	(0)	(77)	**49**	30	49	0	60.0%	100.0%	0.0%
Chilectra Americas	Chile	HoldCo	n.a.	(3)	**(24)**	(30)	(16)	**22**	22	0	22	99.0%	0.0%	100.0%
Endesa Brasil	Brazil	HoldCo	n.a.	(38)	**(313)**	(502)	14	**176**	148	65	20	84.4%	37.1%	11.3%
Total excl. Adjustments								$15,620[6]	$8,983	$3,843	$945			
Tax Adjustment[7]									96	132	17			
Dividend Adjustment[7]									0	0	[(181)]			
Total incl. Adjustments									$9,079	$3,975	$781			

Sources: Company projections, Company's public filings and Factset as of July 22nd, 2016. Please refer to Appendix for further detail.

(1) *For Ampla, Pratil and Piura, the Trading Multiples valuation is deemed non-meaningful and therefore the DCF valuation is considered for both valuation methodologies.*
(2) *Includes Soc. Portuaria (Colombia), Chinango, Generalima and Caboblanco (Peru), CTM, Tesa, Cemsa, Distrilec, Southern Cone and Hidroinvest (Argentina). Negative equity values are due to HoldCos with overhead expenses and debt.*
(3) *DCF Valuations are considered for Others due to lack of relevant comparables, and HoldCos, due to lack of relevant comparables and no relevance for a multiples-based valuation.*
(4) *Consolidated Net Debt and other debt-like items as provided by the Company as of June 30th, 2016. Other Debt-like items includes provisions, financial derivatives, other financial assets and liabilities, dividend receivables and payables.*
(5) *Equity Value by Company calculated as Total Equity Value times the proportional economic participation that EOC, ENI and CHI have in each subsidiary.*
(6) *Total Equity Value includes Enersis Americas' minority holdings of US$6.6bn.*
(7) *Details on tax and dividend adjustments described in the Additional Information section.*

16

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[DRAFT]

SOTP Based on 2017E Trading Multiples

Criteria for Selection of Comparable Companies and Other Considerations

Bank of America Merrill Lynch

Codensa (Dx)	▪ Since there are no listed pure-play Colombian Dx companies, Peru Dx peers (Edelnor and Luz del Sur) were considered as the closest comparables
Emgesa (Gx)	▪ Isagen and Celsia were considered as the closest comparables. Isagen is the third largest power generator in Colombia in terms of installed capacity, while Celsia is a Colombia-focused player with presence in Panama and Costa Rica
Edelnor (Dx)	▪ Edelnor and Luz del Sur were considered as the closer comparables. Luz del Sur has the distribution concession for the south of Lima, while Edelnor (Enersis subsidiary) has the concession for the north ▪ Edelnor's current market capitalization reflects a 15.6% premium vs. 2017E SOTP Valuation – Market cap affected by low stock liquidity (ADTV: ~US$0.1mm) and small free float (~14% of total shares)
Edegel (Gx)	▪ Edegel and Enersur, the third largest player in Peru in terms of installed capacity, were considered as the closer comparables, given both companies are 100% Peru-focused ▪ Edegel's current market capitalization reflects a 2.6% premium vs. average multiple-based valuation
Piura (Gx)	▪ DCF valuation is considered due to lack of comparable companies in Peru, due to the Company's position as a standalone thermal plant with a different revenue and cost structure than Edegel and Enersur ▪ Current market capitalization reflects a 28.3% discount vs. 2017E SOTP Valuation – Market cap affected by low stock liquidity (ADTV: ~US$4k) and small free float (~9% of total shares)
Ampla (Dx)	▪ Eletropaulo, the main power distributor in the Sao Paulo area, was considered as the closer comparable given its relevant size and being 100% distribution-focused ▪ Other listed companies in the sector were not considered either due to lack of consensus estimates (Ampla, Energisa and Coelce) or being distribution-focused integrated players (Equatorial, Light and CLSC) ▪ Current market capitalization not meaningful – Market cap affected by very low stock liquidity (ADTV: ~US$0.4k) and small free float (~0.4% of total shares)
Coelce (Dx)	▪ Selected comparable: Eletropaulo ▪ Current market capitalization not meaningful – Market cap affected by low stock liquidity (ADTV: ~US$0.3 mm) and small free float (~19% of total shares)
Pratil	▪ Subsidiary focused on providing value-added products and services to Ampla's and Coelce's customers ▪ DCF valuation is considered due to lack of comparable companies, due to the Company's particular business segment and its significant expected growth (2020E EBITDA: 5x 2017E EBITDA)
Fortaleza (Gx)	▪ Tractebel and AES Tiete, both among the most relevant private power generators in the country, were considered as the closest comparables ▪ Other listed companies in the sector were not considered either due to lack of consensus estimates (Paranapanema) or different dynamics in its operation (CESP)
Cachoeira (Gx)	▪ Selected comparables: Tractebel and AES Tiete

17

Source: BofAML assumptions and Factset as of July 22nd, 2016.

enersis

[DRAFT]

SOTP Based on 2017E Trading Multiples

Criteria for Selection of Comparable Companies and Other Considerations (Cont'd)

Bank of America Merrill Lynch

Cien (Tx)	▪ Comparables: Taesa and Alupar ▪ CIEN concessions expire in 2020-2022
Costanera (Gx)	▪ A ~50% discount vs. average LatAm generation multiples (Isagen, Celsia, Tractebel, AES Tiete, Edegel and Enersur) is considered due to Argentina's current uncertain market, tariff and regulatory environment for the power sector and uncertainty regarding future developments, whichresults in a 3.5-4.5x range ▪ Market capitalization reflects a 89.2% premium vs. 2017E SOTP Valuation
Chocon (Gx)	▪ 3.5-4.5x range (abovementioned criteria) ▪ Adjusted EBITDA is considered, which includes dividends received from power plants in which the Company owns stakes (FONINVEMEN) ▪ Chocón concession expires in 2023
Docksud (Gx)	▪ 3.5-4.5x range (abovementioned criteria)
Edesur (Dx)	▪ A 50% discount vs. average LatAm distribution multiples (Luz del Sur, Edelnor, Eletropaulo) is considered due to Argentina's current uncertain environment for the power sector and uncertainty regarding future developments, which results in a 3.5-4.5x range

18

Source: BofAML assumptions and Factset as of July 22nd, 2016.

enersis

[ DRAFT ]

SOTP Based on 2017E Trading Multiples

Trading Comparables – Generation

Market Cap Enterprise EV / EBITDA P / E

Country (US$) Value (US$) 2016E 2017E 2018E 2016E 2017E 2018E

Generation

Endesa Chile Chile $7,468 $8,911 8.7x 9.0x 8.7x 12.8x 11.7x 12.4x Colbun Chile 4,456 5,852 8.8 8.7 8.5 16.5 16.2 15.9 AES Gener Chile 4,167 7,453 11.9 10.4 9.1 n.m. 19.3 15.0 ECL Chile 1,981 2,494 7.9 8.2 7.6 8.6 n.m. n.m. Isagen Colombia 4,134 5,301 12.7 11.2 10.6 n.m. n.m. n.m. Celsia Colombia 980 2,708 8.5 7.4 6.7 n.m. 19.1 13.8 Tractebel Brazil 8,332 8,940 8.1 7.2 6.8 14.8 13.1 12.2 Paranapanema Brazil 1,246 1,539 5.6 5.5 5.4 10.9 10.7 10.3 CESP Brazil 1,455 1,596 5.9 6.1 5.9 14.0 14.0 11.7 AES Tiete Brazil 1,295 1,505 4.5 4.1 3.9 8.0 6.9 6.5 Edegel Peru 2,414 2,577 9.5 8.8 8.7 15.9 14.5 14.7 ENGIE Peru 1,536 2,480 7.2 7.8 8.1 9.2 11.0 12.5

Mean Colombia 10.6 9.3 8.7 n.m. 19.1 13.8

Selected Colombia (Isagen—Celsia) 10.6 9.3 8.7 n.m. 19.1 13.8

Mean Brazil 6.0 5.7 5.5 11.9 11.2 10.2

Selected Brazil (Tractebel—AES Tiete) 6.3 5.6 5.3 11.4 10.0 9.4

Mean Peru 8.3 8.3 8.4 12.5 12.8 13.6

Selected Peru (Edegel—ENGIE) 8.3 8.3 8.4 12.5 12.8 13.6

Sources: Factset as of July 22nd, 2016 and Company’s public filings.

[DRAFT]

SOTP Based on 2017E Trading Multiples

Trading Comparables – Distribution and Transmission

Bank of America Merrill Lynch

	Country	Market Cap (US$)	Enterprise Value (US$)	EV / EBITDA 2016E	EV / EBITDA 2017E	EV / EBITDA 2018E	P / E 2016E	P / E 2017E	P / E 2018E
Distribution									
Chilectra	Chile	$2,350	$2,342	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Aguas Andinas	Chile	3,666	5,179	10.7	10.1	n.a.	16.8	16.1	n.a.
CGE	Chile	2,628	5,378	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
EEB	Colombia	5,355	7,887	7.3	6.7	7.9	n.a.	10.6	12.2
Equatorial	Brazil	3,093	3,767	10.2	8.9	7.8	16.0	12.8	9.2
Energisa	Brazil	1,521	3,774	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
CPFL(1)	Brazil	7,237	12,863	10.1	9.0	8.2	n.m.	18.2	15.4
Ampla	Brazil	1,022	1,919	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Eletropaulo	Brazil	788	2,084	5.2	4.5	3.9	n.m.	8.0	6.6
Coelce	Brazil	969	1,304	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
CLSC	Brazil	215	594	5.2	4.9	n.a.	8.5	3.1	n.a.
Luz del Sur	Peru	1,642	2,110	9.3	8.9	8.3	12.7	12.2	11.1
Edelnor	Peru	1,123	1,514	7.1	6.8	5.8	10.6	10.0	8.4
Mean Colombia				n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Selected Colombia (Luz del Sur - Edelnor)				**8.2**	**7.9**	**7.1**	**11.7**	**11.1**	**9.8**
Mean Brazil				7.7	6.8	6.6	12.3	10.5	10.4
Selected Brazil (Eletropaulo)				**5.2**	**4.5**	**3.9**	**n.m.**	**8.0**	**6.6**
Mean Peru				8.2	7.9	7.1	11.7	11.1	9.8
Selected Peru (Luz del Sur - Edelnor)				**8.2**	**7.9**	**7.1**	**11.7**	**11.1**	**9.8**
Transmission									
Red Electrica	Spain	$12,075	$17,193	10.5x	10.2x	9.9x	17.0x	16.4x	15.6x
Terna	Italy	10,670	19,136	11.5	11.0	10.7	17.2	16.1	15.7
ITC	United States	7,202	11,774	13.6	12.5	11.4	n.m.	n.m.	19.2
ISA	Colombia	3,469	8,216	8.1	7.0	5.9	16.3	15.0	13.8
Elia	Belgium	3,169	6,049	13.2	11.7	10.0	16.4	14.2	12.9
Taesa	Brazil	2,246	3,252	6.5	6.9	7.6	8.3	8.6	9.4
CTEEP(2)	Brazil	3,135	3,377	18.5	7.3	5.1	n.m.	10.9	8.0
Alupar	Brazil	1,020	2,717	6.7	6.8	7.3	12.5	10.7	8.5
Transener	Argentina	214	308	4.6	4.5	2.3	n.m.	8.2	3.3
Mean Brazil				10.6	7.0	6.7	10.4	10.0	8.7
Selected Brazil (Taesa + Alupar)				**6.6**	**6.9**	**7.4**	**10.4**	**9.6**	**9.0**

Sources: Factset as of July 22nd, 2016 and Company's public filings.

(1) CPFL is an integrated power company that given its relevance in the distribution industry in Brazil is used as a reference for Distribution comparables.

(2) 2016 multiple does not reflect the regulatory reform in the transmission sector that will increase the EBITDA in 2017 and 2018 through a higher tariff.

20

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[DRAFT]

C. Historical Net Income Contribution Valuation

Historical Net Income Contribution Valuation

TO BE UPDATED – PENDING INFO FOR JUNE 16 LTM CALCULATION

Historical Pro-Forma Net Income of Merging Entities

Net Income of Merging Entities (US$mm)	2014A	2015A	LTM Mar-16
Enersis Americas	$709	$626	$686
Endesa Americas	386	276	348
Chilectra Americas	30	76	49
Total	**$1,125**	**$977**	**$1,083**

Adjusted Net Income (US$mm)[1]	2014A	2015A	LTM Mar-16
Enersis Americas	$709	$626	$686
% of total Net Income	*82.1%*	*84.9%*	*83.1%*
Endesa Americas	154	110	139
% of total Net Income	*17.9%*	*15.0%*	*16.9%*
Chilectra Americas	0	1	0
% of total Net Income	*0.0%*	*0.1%*	*0.1%*
Net Income of Combined Entity	**$864**	**$737**	**$826**

New Enersis Americas Shares (millon)	2014A	2015A	LTM Mar-16
Pre-Merger ENI Americas Shares	49,093	49,093	49,093
% of total Shares	*82.1%*	*84.9%*	*83.1%*
A **New ENI Americas for EOC exchange**	**10,686**	**8,656**	**9,975**
% of total Shares	*17.9%*	*15.0%*	*16.9%*
B **New ENI Americas for CHI exchange**	**19**	**55**	**32**
% of total Shares	*0.0%*	*0.1%*	*0.1%*
Combined Entity Total Shares	**59,798**	**57,804**	**59,100**

Resulting Exchange Ratios from Historical Net Income Contribution

EOC / ENI Exchange Ratio	2014A	2015A	LTM Mar-16
Pre-Merger EOC Americas Shares (mm)	8,202	8,202	8,202
C **Excluding shares held by ENI (60%)**	**3,282**	**3,282**	**3,282**
Exchange Ratio - Unadjusted (a) / (c)	3.26x	2.64x	3.04x
Tax Adjustment[2]	0.11x	0.11x	0.11x
Dividend Adjustment[3]	0.00x	0.00x	0.00x
Exchange Ratio - Adjusted	3.37x	2.75x	3.15x

CHI / ENI Exchange Ratio	2014A	2015A	LTM Mar-16
Pre-Merger CHI Americas Shares (mm)	1,151	1,151	1,151
D **Excluding shares held by ENI (99%)**	**11**	**11**	**11**
Exchange Ratio - Unadjusted (b) / (d)	1.83x	5.15x	3.02x
Tax Adjustment[2]	0.04x	0.04x	0.04x
Dividend Adjustment[3]	(0.79x)	(0.79x)	(0.79x)
Exchange Ratio - Adjusted	1.07x	4.40x	2.27x

Source: Company information from Management.

(1) Adjusted Net Income excludes from EOC and CHI Net Income figures the portion that is attributable to ENI in order to reflect the Net Income of the Combined Entity.

(2) Tax Adjustment considers the average exchange range differences between DCF's Base Case valuation and DCF Base Case + Tax Adjustment.

(3) Dividend Adjustment considers the average exchange ratio range differences between DCF including Dividend Adjustment and DCF excluding Dividend Adjustment.

21

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[ DRAFT ]

D. Current Market Prices Valuation

[ DRAFT ]

Current Market Prices Valuation

Implied Proposed Exchange Ratios

Endesa AME/ Enersis AME Exchange Ratio

3.00x

2.90x

Proposed Exchange Ratio : 2.80x

2.80x

2.71x

2.70x

2.60x

2.50x

2.40x

21/04 /04 25 27/04 29/04 03/05 05/05 09/05 11/05 13/05 17/05 19/05 23/05 25/05 27/05 01 /06 03/06 07/06 09/06 13/06 15/06 17/06 21/06 23/06 27/06 29/06 01/07 /07 06 08/07 12/07 14/07 18/07 20/07 22/07

Chilectra AME / Enersis AME Exchange Ratio(1)

8.5x

7.5x

6.5x

5.5x Proposed Exchange Ratio : 5.00x

4.5x 3.87x

3.5x

/0 4 03/05 05/05 09/05 13/05 17/05 19/05 23/05 01/06 03/06 07/06 09/06 13/06 15/06 17/06 21/06 23/06 27/06 29/06 01/07 06/07 08/07 14/07

21/04 25/04 27/04 29 11/05 25/05 27/05 12/07 18/07 20/07 22/07

Source: Factset as of July 22nd, 2016.

Note: Exchange ratios derived from spun-off companies’ market prices.

1. Chilectra Americas distributed a dividend of CLP$0.0546 per share, implying a 0.01% dividend yield, to the shareholders of Chilectra Americas registered as of May 19, 2016. The dividend was actually paid on May 26, 2016.

[ DRAFT ]

Current Market Prices Valuation

Chilectra Americas—Trading Volume Analysis

Cumulative volume traded between April 21st, 2016 and July 22nd, 2016 has been less than 0.0065% of the total shares of the Company and has had a value of less than US$50,000. In May 31st, 2016 the price of the share of Chilectra Americas experienced 37% decrease. That day 0.0010% of the ownership was traded and the total volume was ~US$7,000.

Trading Volume (US$) Share Price (CLP)

12,000 $800

0.13%

$700 10,000

$600

0.10%

8,000 $500

0.07%

6,000 0.06% $400

0.05%

$300 4,000

0.02% $200

2,000 $100

0 $0

(1) (2)

ADTV (US$) DTV (US$) Share Price (CLP) % of DTV / Free Float Total

Value

Source: Factset as of July 22nd, 2016.

(1) ADTV stands for Average Daily Trading Volume. (2) DTV stands for Daily Trading Volume.

[ DRAFT ]

3. Enersis Americas Overview

[DRAFT]

Bank of America Merrill Lynch

Enersis Americas Overview

Snapshot

Description

- Enersis Americas is the largest privately-owned multinational electric power corporation in Latin America with a market capitalization of ~US$8.5bn. Endesa and Chilectra Americas have a market capitalization of ~US$3.7bn and US$775mm, respectively
  - Participates in the electric power generation, transmission, and distribution businesses
  - Presence in four countries of the region: Argentina, Brazil, Colombia and Peru
- Enersis Americas' generating companies have a total net installed capacity of 10.7 GW, and through distribution companies it supplies electricity to nearly 14 million clients

Ownership

enersis américas	endesa américas	chilectra américas
Others: 18.0%	Others: 21.2%	
PF[1]: 11.6%	PF[1]: 15.8%	
ADRs[2]: 9.8%	ADRs[2]: 3.0%	Others: 1.0%
Enel: 60.6%	ENI Americas: 60.0%	ENI Americas: 99.1%

Transaction Snapshot

Main Subsidiaries[3]

	Emgesa	Codensa	Edegel	Edelnor	Ampla	Coelce	Chocon
Country							
Business	Gx	Dx	Gx	Dx	Dx	Dx	Gx
Merging Entities							
enersis américas Stake	21.6%	47.8%	21.1%	60.1%	45.3%	45.2%	0.0%
endesa américas Stake	26.9%	0.0%	62.5%	0.0%	17.4%	21.9%	65.4%
chilectra américas Stake	0.0%	9.2%	0.0%	15.6%	36.7%	6.6%	0.0%

Ownerships *50%+* *25% - 50%* *0% - 25%*

The merging entities have a total of 19 subsidiaries including the seven showed above and the following ones: Cachoeira, Fortaleza, Cien, Piura, Edesur, Costanera, Dock Sud, Pratil, Enel Brazil, ENI, EOC and CHI Holding

Generation Business

Installed Capacity by Country



Colombia
31%
Argentina
41%
10.7 GW
19%
Peru
9%
Brazil

Installed Capacity by Type



Coal
2%
Oil-Gas
44%
10.7 GW
54%
Hydro

Distribution Business

Clients by Country



Argentina
18%
22%
Colombia
Peru
10%
13.5 mm
50%
Brazil

Energy Sold (Gwh) by Country[4]



Peru
12%
36%
Brazil
Colombia
22%
62,838 GWh
30%
Argentina

Source: Company's public filings, Factset as of July 22nd, 2016.
(1) PF denotes Pension funds.
(2) Citibank N.A.
(3) Represents the companies with the highest valuation by country.
(4) 2015 YE numbers.

24

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[DRAFT]

TO BE UPDATED – ] COMPANY TO PROVIDE

Enersis Americas Overview PENDING

Financial Highlights INFORMATION

1Q’16 LTM EBITDA Breakdown

by Country(1)

Argentina 12%

Peru 44% Colombia 23%

21% Brazil

by Business(2)

Distribution

46%

54%

Generation

1Q’16 Total Debt

Argentina 3% Peru 18%

53% Colombia 26% Brazil

~US$3,570mm

Revenue (US$mm)

CAGR ’14-’16 LTM: 0.5%

9,136

8,123 7,844

2014 2015 2016 LTM

EBITDA (US$mm)

CAGR ’14-’16 LTM: (4.5%)

3,118

2,475 2,415

2014 2015 2016 LTM

Net Income (US$mm)

CAGR ’14-’16 LTM: (1.0%)

1,312

1,159 1,092

2014 2015 2016 LTM

2014 Source: Company’s public filings.

Note: CAGRs in local currency. FX rate used by year: 569.9 CLP/USD for 2014, 652.7 CLP/USD for 2015 and 671.0 CLP/USD for 201 6 LTM. (1) Figures exclude Chile EBITDA of CLP MM (15,824).

(2) Figures exclude Excluding holdings & eliminations EBITDA of CLP MM (42,554).

[ DRAFT ]

Appendix

[ DRAFT ]

A. Macroeconomic Assumptions

[DRAFT]

Macroeconomic Assumptions

FX Forecasts

Bank of America Merrill Lynch


CLP/USD
495.3 523.8 570.4 607.4 654.1 707.3 694.0 704.0 700.0 695.5 691.0 683.5 676.0 672.0 668.0 659.0
COP/USD
1,869 1,927 2,001 2,392 2,742 3,149 3,136 3,145 3,154 3,170 3,185 3,206 3,226 3,251 3,276 3,292
PEN/USD
2.7 2.8 2.8 3.0 3.2 3.4 3.5 3.6 3.7 3.6 3.5 3.5 3.5 3.5 3.4 3.4
BRL/USD
2.2 2.3 2.4 2.7 3.3 3.9 3.9 4.0 4.0 4.0 4.0 4.0 3.9 3.9 3.9 3.9
ARS/USD
5.5 6.5 8.1 8.5 9.2 13.1 15.6 16.0 16.3 16.6 16.9 17.1 17.3 18.3 19.3 19.7
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
Average of Period
End of Period

26

Source: Company Projections.

enersis

[DRAFT]

Bank of America Merrill Lynch

Macroeconomic Assumptions
Real GDP Growth and Inflation



Real GDP Growth


4.0% 1.9% 2.1% 1.6% 2.4% 2.8% 3.4% 3.6%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
4.9% 4.4% 3.1% 2.6% 2.9% 3.1% 3.1% 3.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
5.8% 2.4% 3.2% 3.7% 4.1% 4.0% 4.1% 4.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
3.0% 0.1% (3.8%) (3.6%) 0.2% 1.6% 2.0% 2.3%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.9% 0.5% 2.1% (0.9%) 1.8% 2.3% 2.9% 3.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
1.5% 2.4% 2.4% 2.0% 2.3% 2.3% 1.0% 2.1%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E

Inflation


1.9% 4.4% 4.3% 4.2% 3.6% 3.2% 3.0% 3.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.0% 2.9% 5.0% 7.1% 4.8% 4.0% 4.0% 3.8%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
2.8% 3.2% 3.5% 3.7% 3.2% 2.9% 2.7% 2.6%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
6.2% 6.3% 9.0% 7.5% 6.1% 5.7% 5.5% 5.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
20.7% 37.6% 27.1% 31.5% 23.0% 20.0% 17.0% 14.0%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E
1.5% 1.6% 0.1% 1.4% 2.1% 2.2% 2.2% 2.2%
2013 2014 2015 2016E 2017E 2018E 2019E 2020E

Source: Company Projections.

27

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[ DRAFT ]

Macroeconomic Assumptions

Commodity Prices

Brent USD/Barrel

58.0 48.0 52.5 46.8 42.8 37.3

2015 2016E 2017E 2018E 2019E 2020E

HH USD/MMBtu

3.3

3.1

2.8

2.6

2.3 2.3

2015 2016E 2017E 2018E 2019E 2020E

WTI USD/Barrel

55.7 46.2 50.4 45.0 42.1 37.0

2015 2016E 2017E 2018E 2019E 2020E

Coal API 2 USD/Ton

51.5 48.0 48.5 46.1 44.5 45.5

2015 2016E 2017E 2018E 2019E 2020E

Source: Company Projections.

[ DRAFT ]

B. Enersis Americas Financial Projections

[ DRAFT ]

Enersis Americas Financial Projections

Consolidated Financial Highlights

Total Revenues (US$mm)

11,722 10,982 9,669 8,617 8,033

2016E 2017E 2018E 2019E 2020E

EBITDA (US$mm)

3,233 3,296 2,588 2,901 2,404

2016E 2017E 2018E 2019E 2020E

Capex (US$mm)

Total ’16-’20: US$5.0 bn

1,232 1,006 958 921 899

2016E 2017E 2018E 2019E 2020E

EBITDA Breakdown (2016E)

By Country By Business

11% 21%

25% Dx 51% 49%

49% 51%

Gx

43%

US$2,404mm

EBITDA Breakdown (2020E)

By Country By Business

14% 21%

Dx 54% 50% 44% 50%

26% Gx

39%

US$3,296mm

Source: Company Projections.

[ DRAFT ]

Enersis Americas Financial Projections

Distribution Companies – Total Capex Projections (US$mm)

95

Edelnor 128

85 93 88 85 89 2016 2017 2018 2019 2020 Norm.

196

Ampla 273

249

187 172

152 141

2016 2017 2018 2019 2020 Norm.

117

Coelce 160

91 112 113 118 108

2016 2017 2018 2019 2020 Norm.

196

207 225

Codensa 201 187 184

176

2016 2017 2018 2019 2020 Norm.

141

Edesur

179

137 130 145 143 112

2016 2017 2018 2019 2020 Norm.

Average

Source: Company Projections.

[DRAFT]

Enersis Americas Financial Projections

Distribution Companies – Normalized Capex Calculation

Bank of America Merrill Lynch

Main Assumptions

- As indicated by Enersis's Management, Normalized Capex for Distribution Companies (except Ampla) should be calculated as the sum of:
  1. Reinvestment Capex: Required investment related to expected long-term clients / demand growth in the business
  2. Normalized D&A: Required investment to properly maintain existing infrastructure and service quality

Other Normalization Assumptions

- Normalized EBITDA defined as 2020E EBITDA adjusted by Perpetuity Growth (US long-term inflation) to the corresponding normalization year for each company, if applies
- Normalized D&A defined as the latest projected D&A available
- Normalized Tax Expense defined as Normalized EBIT * Long-term Corporate Tax for each country

Normalized Capex Calculation

Company	Country	FX 2020	2020 Inflation (Local Currency)	Perpetuity Growth (US LT Inflation)	WACC (US$)	WACC (Local Currency)	RONIC-WACC Spread	RONIC (Local Currency)	Norm. EBIT (US$mm)	Norm. Tax Expense (US$mm)	NOPAT (Local Currency)	(1) Reinvestment Capex (US$mm)	(2) Norm. D&A (US$mm)	Normalized Capex (US$mm)
		A	B	C	D	E	F	G	H	I	J	K	L	M
Codensa	Colombia	3,326	3.8%	2.2%	7.3%	11.4%	1.0%	12.4%	$462	($157)	$1,014,067	($93)	($83)	**($176)**
Ampla	Brazil	4.0	5.0%	2.2%	9.9%	15.3%	1.0%	16.3%	300	(102)	793	(61)	(80)	**(141)**
Coelce	Brazil	4.0	5.0%	2.2%	9.9%	15.3%	1.0%	16.3%	175	(59)	462	(35)	(73)	**(108)**
Edelnor	Peru	3.4	2.6%	2.2%	7.3%	10.1%	1.0%	11.1%	220	(66)	529	(36)	(54)	**(89)**
Edesur	Argentina	21.5	14.0%	2.2%	12.7%	28.4%	1.0%	29.4%	275	(96)	3,848	(85)	(58)	**(143)**

Line	Letter	Formula
WACC (Local Currency)	E	= (1 + D) * (1 + B) / (1 + C) - 1
RONIC (Local Currency)	G	= E + F
NOPAT (Local Currency)	J	= (H + I) * A
Reinvestment Capex	K	= - J * (B / G) / A
Normalized Capex	M	= K + L

Source: Company Management.

31

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[ DRAFT ]

Enersis Americas Financial Projections

Generation Companies – Total Capex Estimates (US$mm)

65

Edegel 50

49

43 55 50 52 48

2016 2017 2018 2019 2020 Norm.

65

Piura

10 22

11 12 10

10 9

2016 2017 2018 2019 2020 Norm.

6

Cachoeira

5 8

6 7 4 n.a.—

2016 2017 2018 2019 2020 Norm. -

14

15

Fortaleza

17 18

10 11 n.a.—

2016 2017 2018 2019 2020 Norm. -

165

Emgesa

98 69

69 82

55 42 40

2016 2017 2018 2019 2020 Norm.

67

46

Costanera 56

48

38

20 n.a.—

2016 2017 2018 2019 2020 Norm. -

Chocon 7

3

5 n.a.

2 2 -2

2016 2017 2018 2019 2020 Norm. -

DockSud

n.a.

42

18 15

14 1 1 -

2016 2017 2018 2019 2020 Norm. -

Average Maintenance Replacement Total

Source: Company projections.

396

113 75 63 88

50 -335

[DRAFT]

Enersis Americas Financial Projections

Generation Companies – Normalized Capex: Annualized Replacement Capex

Bank of America Merrill Lynch

Country	Company	Type[1]	Capacity (Gwh)	Replacement Cost (US$/kW)	First Replacement Date	(WACC - CPI)[2]	Capex Annuity US$mm, real	CPI indexing factor to Reinvestment year	2020 discount factor	2020E Capex Annuity Normalized
	Betania	HID	541	1,200	2036	5.4%	38	1.58	0.41	24
	Charquito	HID	19	1,200	2021	5.4%	1	1.14	1.00	2
	Guavio	HID	1,213	1,200	2041	5.4%	84	1.76	0.28	42
	El Limonar	HID	18	1,200	2020	5.4%	1	1.11	1.00	1
	La Guaca	HID	325	1,200	2034	5.4%	23	1.51	0.48	16
	La Junca	HID	19	1,200	2020	5.4%	1	1.11	1.00	2
	La Tinta	HID	20	1,200	2020	5.4%	1	1.11	1.00	2
	Paraíso	HID	277	1,200	2034	5.4%	19	1.51	0.48	14
	Tequendama	HID	20	1,200	2047	5.4%	1	2.01	0.18	0
	Quimbo	HID	400	1,200	2064	5.4%	28	2.90	0.05	4
	Cartagena	TV	127	2,500	2020	5.4%	22	1.11	1.00	24
	Termozipa	TV	223	2,500	2030	5.4%	38	1.39	0.64	34
	Emgesa[3]		**3,201**	**1,342**			**257**			**165**
	Callahuanca	HID	80	1,200	2020	5.4%	6	1.11	1.00	6
	Huampani	HID	30	1,200	2030	5.4%	2	1.39	0.48	1
	Huinco	HID	247	1,200	2040	5.4%	17	1.72	0.23	7
	Matucana	HID	129	1,200	2040	5.4%	9	1.72	0.23	3
	Moyopampa	HID	65	1,200	2030	5.4%	5	1.39	0.48	3
	Santa Rosa	TG	229	600	2020	5.4%	10	1.11	1.00	11
	Ventanilla	CC	493	1,000	2024	5.4%	36	1.22	0.74	33
	Edegel		**1,273**	**1,015**			**85**			**65**
	Malacas TG1234	TG	131	600	2020	5.4%	6	1.11	1.00	6
	Malacas TG5	TG	200	600	2037	5.4%	9	1.61	0.28	4
	Piura	**TG**	**331**	**600**			**15**			**10**
	Chimay	HID	151	1,200	2049	5.4%	11	2.10	0.12	3
	Yanango	HID	43	1,200	2049	5.4%	3	2.10	0.12	1
	Chinango		**194**	**1,200**			**13**			**3**

Source: Company Management.
(1) CC: Combined Cycle, HID: Hydro, TG: Turbo Generator.
(2) (WACC – CPI) considers Generation business WACC for each country less long term perpetuity growth rate (US long-term inflation).
(3) Emgesa's Capex annuities calculated as of 2024E instead of 2020E as per indicated by Company Management.

33

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[ DRAFT ]

C. DCF Valuation per Subsidiary

[DRAFT]

DCF Valuation per Subsidiary

Emgesa – Colombia Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,						
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2024E	Normalized
Net Revenues	$1,192	$628	$569	$1,086	$1,204	$1,203	$1,177	$1,698	$1,735
Growth %	*n.a.*	*n.a.*	*n.a.*	*-9.3%*	*10.8%*	*0.0%*	*-2.2%*	*1.4%*	*2.2%*
EBITDA	**631**	**339**	**308**	**629**	**684**	**729**	**728**	**990**	**1,012**
Margin%	*52.9%*	*53.9%*	*54.2%*	*57.9%*	*56.8%*	*60.6%*	*61.9%*	*58.3%*	*58.3%*
Less: D&A	(60)	(31)	(34)	(73)	(75)	(78)	(85)	(62)	(136)
EBIT	571	308	274	555	608	651	643	928	876
Margin%	*47.9%*	*49.0%*	*48.2%*	*51.1%*	*50.5%*	*54.1%*	*54.7%*	*54.7%*	*50.5%*
Less: Taxes Paid	(217)	(123)	(110)	(228)	(262)	(221)	(219)	(316)	(298)
Tax Rate	*38.0%*	*40.0%*	*40.0%*	*41.0%*	*43.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	354	185	164	328	347	430	425	613	578
Plus: Depreciation & Amortization	60	31	34	73	75	78	85	62	136
Less: Net Change in Working Capital	0	8	92	(12)	24	16	(4)	(3)	(5)
Less: Capital Expenditures	(431)	(23)	(75)	(69)	(55)	(42)	(82)	(93)	(205)
Free Cash Flow	**(17)**	**201**	**216**	**320**	**391**	**482**	**424**	**579**	**504**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.4%*	*22.3%*	*23.2%*	*-12.0%*	*-0.4%*	*-12.9%*

WACC	DCF		Terminal Value				Enterprise Value				Equity Value		
			Perpetuity Growth				Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
6.7%	$3,092		$6,156	$6,293	$6,437		$9,247	$9,385	$9,529		$7,562	$7,699	$7,843
7.2%	3,031		$5,321	$5,428	$5,539		8,351	8,458	8,569		6,665	6,772	6,884
7.7%	2,971	+	$4,645	$4,730	$4,818	=	7,616	7,701	7,789	- EV Adjustments =	5,930	6,015	6,103
8.2%	2,914		$4,089	$4,157	$4,228		7,002	7,071	7,142		5,317	5,385	5,456
8.7%	2,858		$3,624	$3,680	$3,738		6,482	6,538	6,596		4,796	4,852	4,910

EV Adjustments[(1)]	
Net Debt	1,328
Cash	(160)
Total Debt	1,489
Other Adjustments	357
Total Equity Bridge	**1,686**

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
6.7%	12.6x	12.9x	13.2x	14.3x	14.5x	14.7x
7.2%	11.4x	11.6x	11.9x	12.9x	13.1x	13.2x
7.7%	10.4x	10.6x	10.8x	11.8x	11.9x	12.0x
8.2%	9.5x	9.7x	9.8x	10.8x	10.9x	11.0x
8.7%	8.8x	8.9x	9.1x	10.0x	10.1x	10.2x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

34

enersis

[DRAFT]

DCF Valuation per Subsidiary

Codensa – Colombia Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,354	$644	$610	$1,304	$1,387	$1,459	$1,494	$1,526
Growth %	*n.a.*	*n.a.*	*n.a.*	*4.0%*	*6.3%*	*5.2%*	*2.4%*	*2.2%*
EBITDA	**452**	**215**	**214**	**434**	**460**	**510**	**533**	**545**
Margin%	*33.4%*	*33.4%*	*35.1%*	*33.3%*	*33.2%*	*34.9%*	*35.7%*	*35.7%*
Less: D&A	(91)	(41)	(39)	(82)	(86)	(92)	(83)	(83)
EBIT	360	174	175	353	374	418	450	462
Margin%	*26.6%*	*27.0%*	*28.7%*	*27.0%*	*27.0%*	*28.6%*	*30.1%*	*30.3%*
Less: Taxes Paid	(137)	(70)	(70)	(145)	(161)	(142)	(153)	(157)
Tax Rate	*38.0%*	*40.0%*	*40.0%*	*41.0%*	*43.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	223	105	105	208	213	276	297	305
Plus: Depreciation & Amortization	91	41	39	82	86	92	83	83
Less: Net Change in Working Capital	0	(34)	21	10	4	(1)	11	(1)
Less: Capital Expenditures	(167)	(94)	(107)	(187)	(207)	(225)	(184)	(176)
Free Cash Flow	**148**	**17**	**58**	**113**	**97**	**142**	**207**	**211**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*51.2%*	*-14.3%*	*45.9%*	*46.1%*	*1.9%*

WACC	DCF		Terminal Value				Enterprise Value		
			Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
6.3%	$529		$3,674	$3,763	$3,856		$4,203	$4,292	$4,386
6.8%	523		$3,209	$3,279	$3,351		3,733	3,802	3,874
7.3%	517	+	$2,836	$2,891	$2,948	=	3,353	3,408	3,466
7.8%	512		$2,529	$2,574	$2,620		3,040	3,085	3,132
8.3%	506		$2,272	$2,310	$2,348		2,778	2,815	2,854

EV Adjustments[1]	
Net Debt	$389
Cash	(88)
Total Debt	477
Other Adjustments	182
Total Equity Bridge	**$571**

WACC	Equity Value		
	Perpetuity Growth		
	2.1%	2.2%	2.3%
6.3%	$3,632	$3,721	$3,814
6.8%	3,161	3,231	3,303
7.3%	2,782	2,837	2,894
7.8%	2,469	2,514	2,560
8.3%	2,207	2,244	2,282

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
6.3%	9.4x	9.6x	9.8x	9.8x	10.0x	10.2x
6.8%	8.4x	8.6x	8.8x	8.7x	8.9x	9.0x
7.3%	7.6x	7.7x	7.9x	7.8x	8.0x	8.1x
7.8%	6.9x	7.0x	7.2x	7.1x	7.2x	7.3x
8.3%	6.4x	6.5x	6.6x	6.5x	6.6x	6.7x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

35

enersis

[DRAFT]

DCF Valuation per Subsidiary

Edegel – Peru Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$525	$274	$269	$600	$616	$637	$659	$673
Growth %	*n.a.*	*n.a.*	*n.a.*	*10.6%*	*2.5%*	*3.4%*	*3.5%*	*2.2%*
EBITDA	**251**	**124**	**123**	**271**	**277**	**297**	**310**	**317**
Margin%	*47.8%*	*45.3%*	*45.5%*	*45.1%*	*45.0%*	*46.7%*	*47.1%*	*47.1%*
Less: D&A	(73)	(29)	(28)	(54)	(58)	(60)	(62)	(79)
EBIT	178	95	94	217	219	238	249	238
Margin%	*33.9%*	*34.6%*	*35.0%*	*36.1%*	*35.6%*	*37.3%*	*37.8%*	*35.4%*
Less: Taxes Paid	(53)	(28)	(28)	(65)	(66)	(71)	(75)	(72)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	125	66	66	152	153	166	174	167
Plus: Depreciation & Amortization	73	29	28	54	58	60	62	79
Less: Net Change in Working Capital	0	9	19	(32)	(8)	(13)	(4)	(1)
Less: Capital Expenditures	(40)	(20)	(29)	(43)	(55)	(50)	(52)	(113)
Free Cash Flow	**157**	**85**	**84**	**130**	**148**	**163**	**180**	**132**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.3%*	*14.2%*	*10.1%*	*10.4%*	*-26.6%*

WACC	DCF		Terminal Value				Enterprise Value				EV Adjustments[1]			Equity Value		
			Perpetuity Growth				Perpetuity Growth							Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%		Net Debt	$119		2.1%	2.2%	2.3%
6.7%	$609		$2,080	$2,127	$2,175		$2,690	$2,736	$2,784		Cash	(18)		$2,534	$2,580	$2,628
7.2%	603		$1,833	$1,870	$1,908		2,436	2,473	2,511		Total Debt	137		2,280	2,317	2,355
7.7%	597	+	$1,631	$1,661	$1,691	=	2,228	2,257	2,288	-	Other Adjustments	37	=	2,072	2,102	2,132
8.2%	590		$1,463	$1,487	$1,513		2,054	2,078	2,103		**Total Equity Bridge**	**$156**		1,898	1,922	1,947
8.7%	584		$1,321	$1,342	$1,363		1,906	1,926	1,947					1,750	1,771	1,791

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
6.7%	9.3x	9.5x	9.7x	10.9x	11.1x	11.3x
7.2%	8.4x	8.5x	8.7x	9.9x	10.0x	10.2x
7.7%	7.6x	7.8x	7.9x	9.0x	9.2x	9.3x
8.2%	7.0x	7.1x	7.2x	8.3x	8.4x	8.5x
8.7%	6.5x	6.6x	6.7x	7.7x	7.8x	7.9x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

36

enersis

[DRAFT]

DCF Valuation per Subsidiary

Piura – Peru Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$89	$49	$53	$99	$110	$114	$104	$107
Growth %	*n.a.*	*n.a.*	*n.a.*	*-3.1%*	*11.3%*	*3.2%*	*-8.2%*	*2.2%*
EBITDA	**36**	**21**	**24**	**49**	**51**	**53**	**43**	**44**
Margin%	*40.1%*	*42.4%*	*44.7%*	*49.5%*	*46.5%*	*46.3%*	*41.2%*	*41.2%*
Less: D&A	(8)	(4)	(4)	(8)	(10)	(11)	(12)	(16)
EBIT	27	17	20	41	41	42	31	28
Margin%	*30.6%*	*34.1%*	*37.1%*	*41.2%*	*37.0%*	*36.6%*	*30.1%*	*26.1%*
Less: Taxes Paid	(8)	(5)	(6)	(12)	(12)	(12)	(9)	(8)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	19	12	14	29	28	29	22	19
Plus: Depreciation & Amortization	8	4	4	8	10	11	12	16
Less: Net Change in Working Capital	0	12	(9)	(1)	(2)	0	(2)	(0)
Less: Capital Expenditures	(8)	(25)	(40)	(11)	(10)	(9)	(12)	(21)
Free Cash Flow	**20**	**3**	**(31)**	**24**	**27**	**31**	**20**	**15**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-187.4%*	*11.9%*	*13.9%*	*-36.7%*	*-26.0%*

WACC	DCF		Terminal Value (Perpetuity Growth) 2.1%	2.2%	2.3%		Enterprise Value (Perpetuity Growth) 2.1%	2.2%	2.3%
6.7%	$57		$229	$234	$240		$287	$292	$297
7.2%	56		$202	$206	$210		258	262	267
7.7%	55	+	$180	$183	$186	=	235	238	242
8.2%	54		$161	$164	$167		216	218	221
8.7%	54		$146	$148	$150		199	201	204

EV Adjustments[(1)]	
Net Debt	$38
Cash	(48)
Total Debt	86
Other Adjustments	5
Total Equity Bridge	**$43**

WACC	Equity Value (Perpetuity Growth) 2.1%	2.2%	2.3%
6.7%	$244	$249	$254
7.2%	215	219	224
7.7%	192	195	199
8.2%	173	175	178
8.7%	156	158	161

WACC	Implied TV / Normalized EBITDA (Perpetuity Growth) 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA (Perpetuity Growth) 2.1%	2.2%	2.3%
6.7%	7.4x	7.5x	7.7x	6.4x	6.6x	6.7x
7.2%	6.6x	6.8x	6.9x	5.8x	5.9x	6.0x
7.7%	6.1x	6.2x	6.3x	5.3x	5.4x	5.4x
8.2%	5.6x	5.7x	5.8x	4.8x	4.9x	5.0x
8.7%	5.1x	5.2x	5.3x	4.5x	4.5x	4.6x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

37
enersis

[DRAFT]

DCF Valuation per Subsidiary
Edelnor – Peru Dx

Bank of America Merrill Lynch

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	5M16A	7M16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$792	$372	$502	$741	$864	$1,021	$1,095	$1,119
Growth %	*n.a.*	*n.a.*	*n.a.*	*-15.3%*	*16.7%*	*18.2%*	*7.2%*	*2.2%*
EBITDA	**196**	**92**	**112**	**214**	**237**	**254**	**268**	**274**
Margin%	*24.7%*	*24.8%*	*22.3%*	*28.8%*	*27.4%*	*24.9%*	*24.5%*	*24.5%*
Less: D&A	(43)	(19)	(26)	(46)	(48)	(51)	(54)	(54)
EBIT	153	73	86	168	189	204	214	220
Margin%	*19.3%*	*19.6%*	*17.2%*	*22.7%*	*21.9%*	*19.9%*	*19.6%*	*19.7%*
Less: Taxes Paid	(46)	(22)	(26)	(50)	(57)	(61)	(64)	(66)
Tax Rate	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*	*30.0%*
Tax-effected EBIT	107	51	60	118	132	142	150	154
Plus: Depreciation & Amortization	43	19	26	46	48	51	54	54
Less: Net Change in Working Capital	0	(14)	10	(5)	1	(6)	(0)	(0)
Less: Capital Expenditures	(139)	(43)	(83)	(85)	(93)	(88)	(85)	(89)
Free Cash Flow	**11**	**13**	**13**	**73**	**88**	**100**	**119**	**119**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*187.7%*	*19.7%*	*13.5%*	*19.3%*	*0.4%*

WACC	DCF		Terminal Value 2.1%	Terminal Value 2.2%	Terminal Value 2.3%		Enterprise Value 2.1%	Enterprise Value 2.2%	Enterprise Value 2.3%
			Perpetuity Growth				Perpetuity Growth		
6.3%	$317		$2,058	$2,108	$2,160		$2,375	$2,425	$2,477
6.8%	313		$1,798	$1,836	$1,877		2,111	2,150	2,190
7.3%	309	+	$1,588	$1,619	$1,652	=	1,898	1,929	1,961
7.8%	306		$1,417	$1,442	$1,468		1,722	1,747	1,773
8.3%	302		$1,273	$1,294	$1,315		1,575	1,596	1,617

EV Adjustments[1]	
Net Debt	$380
Cash	(37)
Total Debt	417
Other Adjustments	27
Total Equity Bridge	**$407**

WACC	Equity Value 2.1%	Equity Value 2.2%	Equity Value 2.3%
	Perpetuity Growth		
6.3%	$1,968	$2,018	$2,070
6.8%	1,704	1,743	1,783
7.3%	1,491	1,522	1,554
7.8%	1,315	1,340	1,366
8.3%	1,168	1,189	1,210

WACC	Implied TV / Normalized EBITDA 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA 2.1%	2.2%	2.3%
	Perpetuity Growth			Perpetuity Growth		
6.3%	10.4x	10.7x	11.0x	11.5x	11.7x	12.0x
6.8%	9.3x	9.5x	9.8x	10.2x	10.4x	10.6x
7.3%	8.4x	8.6x	8.8x	9.2x	9.3x	9.5x
7.8%	7.7x	7.8x	8.0x	8.3x	8.4x	8.6x
8.3%	7.1x	7.2x	7.3x	7.6x	7.7x	7.8x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

38

enersis

[DRAFT]

DCF Valuation per Subsidiary

Fortaleza – Brazil Gx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,							
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2021E	2024E	2031E
Net Revenues	$243	$104	$124	$225	$231	$243	$249	$230	$80	$110
Growth %	*n.a.*	*n.a.*	*n.a.*	*-0.9%*	*2.3%*	*5.5%*	*2.3%*	*-7.4%*	*-66.7%*	*5.0%*
EBITDA	**62**	**40**	**36**	**67**	**90**	**100**	**102**	**80**	**16**	**23**
Margin%	*25.5%*	*39.0%*	*29.2%*	*29.9%*	*38.9%*	*41.2%*	*40.8%*	*34.7%*	*20.4%*	*20.7%*
Less: D&A	(9)	(4)	(3)	(7)	(7)	(8)	(9)	(8)	(10)	(7)
EBIT	53	37	33	61	82	92	93	72	6	15
Margin%	*21.9%*	*35.3%*	*26.7%*	*26.9%*	*35.7%*	*37.8%*	*37.3%*	*31.1%*	*7.6%*	*14.1%*
Less: Taxes Paid	(18)	(12)	(11)	(21)	(28)	(31)	(32)	(24)	(2)	(5)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*33.2%*	*34.0%*	*34.0%*
Tax-effected EBIT	35	24	22	40	54	61	61	48	4	10
Plus: Depreciation & Amortization	9	4	3	7	7	8	9	8	10	7
Less: Net Change in Working Capital	0	2	3	2	4	1	0	2	4	(0)
Less: Capital Expenditures	(25)	(5)	(10)	(17)	(18)	(10)	(11)	(13)	(6)	(6)
Free Cash Flow	**19**	**25**	**18**	**32**	**47**	**60**	**59**	**45**	**12**	**12**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-25.1%*	*46.6%*	*27.8%*	*-2.8%*	*-22.6%*	*-72.9%*	*-0.3%*

WACC	DCF		Terminal Value				Enterprise Value		
			Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
9.8%	$278		$0	$0	$0		$278	$278	$278
10.3%	273		$0	$0	$0		273	273	273
10.8%	268	+	$0	$0	$0	=	268	268	268
11.3%	262		$0	$0	$0		262	262	262
11.8%	258		$0	$0	$0		258	258	258

EV Adjustments[1]	
Net Debt	($39)
Cash	(39)
Total Debt	0
Other Adjustments	40
Total Equity Bridge	**$1**

Equity Value		
Perpetuity Growth		
2.1%	2.2%	2.3%
$277	$277	$277
272	272	272
267	267	267
262	262	262
257	257	257

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
9.8%	n.a.	n.a.	n.a.	3.6x	3.6x	3.6x
10.3%	n.a.	n.a.	n.a.	3.6x	3.6x	3.6x
10.8%	n.a.	n.a.	n.a.	3.5x	3.5x	3.5x
11.3%	n.a.	n.a.	n.a.	3.4x	3.4x	3.4x
11.8%	n.a.	n.a.	n.a.	3.4x	3.4x	3.4x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

39

enersis

[ DRAFT ]

DCF Valuation per Subsidiary

Cachoeira – Brazil Gx

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E 2023E 2025E 2027E

Net Revenues $140 $116 $130 $210 $214 $186 $175 $187 $195 $204

Growth % n.a. n.a. n.a. -14.6% 1.8% -13.0% -6.0% 2.2% 2.2% 2.2%

EBITDA 102 61 45 87 98 83 68 73 76 80

Margin% 73.1% 52.8% 34.9% 41.3% 46.0% 44.4% 39.1% 39.1% 39.1% 39.1%

Less: D&A (8) (3) (4) (7) (8) (8) (8) (9) (9) (10) EBIT 95 58 41 79 91 74 60 64 67 70

Margin% 67.7% 49.9% 31.9% 37.8% 42.4% 40.0% 34.3% 34.3% 34.3% 34.3%

Less: Taxes Paid (32) (20) (14) (27) (31) (25) (20) (22) (23) (24) Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0%

Tax-effected EBIT 63 38 27 52 60 49 40 42 44 46 Plus: Depreciation & Amortization 8 3 4 7 8 8 8 9 9 10 Less: Net Change in Working Capital 0 6 8 (0) 2 3 4 4 4 4 Less: Capital Expenditures (7) (3) (3) (4) (6) (7) (8) (9) (9) (10)

(2)

Plus: End of Concession Payment 133

Free Cash Flow 63 45 37 55 64 54 43 46 48 183

FCF Growth % n.a. n.a. -31.8% 14.9% -15.9% -19.2% 2.2% 2.2% 271.0%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt ($44) 2.1% 2.2% 2.3% 9.8% $414 $0 $0 $0 $414 $414 $414 Cash (44) $449 $449 $449 10.3% 405 $0 $0 $0 405 405 405 Total Debt 0 440 440 440 10.8% 395 + $0 $0 $0 = 395 395 395—Other Adjustments 9 = 431 431 431 11.3% 387 $0 $0 $0 387 387 387 Total Equity Bridge ($35) 422 422 422 11.8% 378 $0 $0 $0 378 378 378 413 413 413

WACC Implied TV / Normalized EBITDA Implied EV / 16E EBITDA

Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% 9.8% n.a. n.a. n.a. 3.9x 3.9x 3.9x 10.3% n.a. n.a. n.a. 3.8x 3.8x 3.8x 10.8% n.a. n.a. n.a. 3.7x 3.7x 3.7x 11.3% n.a. n.a. n.a. 3.6x 3.6x 3.6x 11.8% n.a. n.a. n.a. 3.5x 3.5x 3.5x

Source: Company Projections and BofAML Assumptions (WACC). Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

(2) End of Concession Payment calculated as 2020E Shareholder’s Equity adjusted through 2027 by the perpetuity growth rate assumption (US long-term inflation). Assumed as tax-free.

[DRAFT]

DCF Valuation per Subsidiary

Coelce – Brazil Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,239	$511	$549	$1,102	$1,172	$1,214	$1,323	$1,352
Growth %	*n.a.*	*n.a.*	*n.a.*	*3.9%*	*6.3%*	*3.6%*	*8.9%*	*2.2%*
EBITDA	**204**	**112**	**106**	**227**	**239**	**231**	**260**	**248**
Margin%	*16.4%*	*22.0%*	*19.2%*	*20.6%*	*20.4%*	*19.0%*	*19.7%*	*18.3%*
Less: D&A	(54)	(31)	(24)	(64)	(66)	(70)	(73)	(73)
EBIT	149	81	82	163	173	161	187	175
Margin%	*12.1%*	*15.9%*	*14.9%*	*14.8%*	*14.8%*	*13.2%*	*14.1%*	*12.9%*
Less: Taxes Paid	(51)	(28)	(28)	(56)	(59)	(55)	(63)	(59)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	99	54	54	108	114	106	123	115
Plus: Depreciation & Amortization	54	31	24	64	66	70	73	73
Less: Net Change in Working Capital	0	35	(26)	(3)	(4)	(0)	(6)	(5)
Less: Capital Expenditures	(150)	(65)	(94)	(91)	(112)	(113)	(118)	(108)
Free Cash Flow	**3**	**55**	**(43)**	**78**	**64**	**63**	**73**	**75**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*560.6%*	*-17.8%*	*-1.3%*	*15.1%*	*3.8%*

WACC	DCF		Terminal Value				Enterprise Value		
			Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
8.9%	$184		$730	$741	$752		$913	$924	$936
9.4%	181		$664	$673	$683		845	855	864
9.9%	179	+	$607	$615	$623	=	786	794	802
10.4%	177		$558	$564	$571		734	741	748
10.9%	175		$514	$520	$526		689	694	701

EV Adjustments[1]	
Net Debt	$163
Cash	(223)
Total Debt	387
Other Adjustments	160
Total Equity Bridge	**$323**

Equity Value		
Perpetuity Growth		
2.1%	2.2%	2.3%
$591	$602	$613
523	532	541
463	471	479
412	418	425
366	372	378

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
8.9%	4.6x	4.7x	4.7x	4.2x	4.2x	4.3x
9.4%	4.3x	4.3x	4.4x	3.9x	3.9x	4.0x
9.9%	4.0x	4.1x	4.1x	3.6x	3.6x	3.7x
10.4%	3.8x	3.8x	3.9x	3.4x	3.4x	3.4x
10.9%	3.5x	3.6x	3.6x	3.2x	3.2x	3.2x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

41

enersis

[DRAFT]

DCF Valuation per Subsidiary

Ampla – Brazil Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$1,570	$554	$662	$1,320	$1,445	$1,789	$1,930	$1,972
Growth %	*n.a.*	*n.a.*	*n.a.*	*8.5%*	*9.5%*	*23.8%*	*7.9%*	*2.2%*
EBITDA	**138**	**65**	**98**	**214**	**268**	**391**	**441**	**380**
Margin%	*8.8%*	*11.7%*	*14.9%*	*16.2%*	*18.5%*	*21.8%*	*22.8%*	*19.3%*
Less: D&A	(103)	(52)	(33)	(68)	(71)	(77)	(80)	(80)
EBIT	35	12	65	146	196	314	360	300
Margin%	*2.2%*	*2.3%*	*9.9%*	*11.1%*	*13.6%*	*17.5%*	*18.7%*	*15.2%*
Less: Taxes Paid	(12)	(4)	(22)	(50)	(67)	(107)	(122)	(102)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	23	8	43	96	130	207	238	198
Plus: Depreciation & Amortization	103	52	33	68	71	77	80	80
Less: Net Change in Working Capital	0	26	(55)	0	4	(8)	(1)	(7)
Less: Capital Expenditures	(286)	(123)	(126)	(273)	(152)	(187)	(172)	(141)
Free Cash Flow	**(160)**	**(36)**	**(105)**	**(108)**	**53**	**89**	**145**	**130**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-23.3%*	*-148.5%*	*68.9%*	*63.9%*	*-10.3%*

WACC	DCF		Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%		Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
8.9%	$14		$1,264	$1,283	$1,303		$1,278	$1,297	$1,317
9.4%	12		$1,150	$1,166	$1,183		1,162	1,178	1,194
9.9%	9	+	$1,052	$1,066	$1,080	=	1,061	1,075	1,089
10.4%	7		$966	$978	$990		972	984	996
10.9%	4		$890	$901	$911		894	905	915

EV Adjustments[(1)]	
Net Debt	$632
Cash	(307)
Total Debt	939
Other Adjustments	403
Total Equity Bridge	**$1,035**

Equity Value – Perpetuity Growth 2.1%	2.2%	2.3%
$243	$262	$282
127	143	159
26	39	53
n.a.	n.a.	n.a.
n.a.	n.a.	n.a.

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
8.9%	5.2x	5.3x	5.4x	7.8x	8.0x	8.1x
9.4%	4.8x	4.9x	5.0x	7.1x	7.2x	7.3x
9.9%	4.5x	4.6x	4.6x	6.5x	6.6x	6.7x
10.4%	4.2x	4.3x	4.4x	6.0x	6.0x	6.1x
10.9%	4.0x	4.0x	4.1x	5.5x	5.5x	5.6x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) *EV Adjustments as of June 30, 2016.*

42

enersis

[DRAFT]

DCF Valuation per Subsidiary

CIEN – Brazil Tx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,						
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	2021E	2022E
Net Revenues	$85	$34	$38	$76	$80	$78	$62	$53	$32
Growth %	*n.a.*	*n.a.*	*n.a.*	*6.0%*	*5.1%*	*-3.1%*	*-21.0%*	*-13.6%*	*-40.4%*
EBITDA	**69**	**30**	**30**	**64**	**67**	**64**	**46**	**40**	**24**
Margin%	*81.3%*	*85.8%*	*80.7%*	*84.2%*	*84.0%*	*82.1%*	*74.2%*	*74.6%*	*74.6%*
Less: D&A	(17)	(7)	(8)	(17)	(19)	(20)	(22)	(23)	(23)
EBIT	52	22	22	48	49	43	24	17	1
Margin%	*61.8%*	*64.4%*	*58.3%*	*62.4%*	*60.9%*	*55.9%*	*38.3%*	*32.2%*	*1.9%*
Less: Taxes Paid	(18)	(8)	(7)	(16)	(17)	(15)	(8)	(6)	(0)
Tax Rate	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*	*34.0%*
Tax-effected EBIT	35	15	14	31	32	29	16	11	0
Plus: Depreciation & Amortization	17	7	8	17	19	20	22	23	23
Less: Net Change in Working Capital	0	0	(6)	(1)	(1)	1	3	(1)	(1)
Less: Capital Expenditures	(2)	(1)	(2)	(2)	(3)	(2)	(1)	(1)	(1)
Plus: End of Concession Payment[2]							83		76
Free Cash Flow	**49**	**22**	**15**	**44**	**48**	**47**	**122**	**31**	**97**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*20.3%*	*6.8%*	*-0.1%*	*157.4%*	*-74.4%*	*210.5%*

WACC	DCF		Terminal Value				Enterprise Value				Equity Value		
			Perpetuity Growth				Perpetuity Growth				Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%		2.1%	2.2%	2.3%
8.9%	$298		$0	$0	$0		$298	$298	$298		$283	$283	$283
9.4%	294		$0	$0	$0		294	294	294		278	278	278
9.9%	289	+	$0	$0	$0	=	289	289	289	- EV Adjustments =	274	274	274
10.4%	285		$0	$0	$0		285	285	285		269	269	269
10.9%	280		$0	$0	$0		280	280	280		265	265	265

EV Adjustments[1]	
Net Debt	$44
Cash	(42)
Total Debt	87
Other Adjustments	(29)
Total Equity Bridge	**$15**

WACC	Implied TV / Normalized EBITDA			Implied EV / 16E EBITDA		
	Perpetuity Growth			Perpetuity Growth		
	2.1%	2.2%	2.3%	2.1%	2.2%	2.3%
8.9%	n.a.	n.a.	n.a.	5.0x	5.0x	5.0x
9.4%	n.a.	n.a.	n.a.	4.9x	4.9x	4.9x
9.9%	n.a.	n.a.	n.a.	4.8x	4.8x	4.8x
10.4%	n.a.	n.a.	n.a.	4.7x	4.7x	4.7x
10.9%	n.a.	n.a.	n.a.	4.7x	4.7x	4.7x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

43

enersis

[ DRAFT ]

DCF Valuation per Subsidiary

Pratil – Brazil Other

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E Normalized

Net Revenues $9 $4 $18 $46 $70 $127 $145 $148

Growth % n.a. n.a. n.a. 110.2% 52.1% 82.0% 13.9% 2.2%

EBITDA (1) (1) 3 11 21 43 50 51

Margin% -11.0% -19.1% 14.9% 23.3% 29.7% 33.9% 34.3% 34.3%

Less: D&A (0) (0) (0) (0) (1) (1) (1) (1) EBIT (1) (1) 3 10 20 42 49 50

Margin% -14.0% -22.8% 14.5% 22.3% 28.8% 33.2% 33.5% 33.5%

Less: Taxes Paid 0 0 (1) (3) (7) (14) (17) (17) Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0%

Tax-effected EBIT (1) (1) 2 7 13 28 32 33 Plus: Depreciation & Amortization 0 0 0 0 1 1 1 1 Less: Net Change in Working Capital 0 3 (4) (2) (2) (6) (2) (1) Less: Capital Expenditures (1) (1) (7) (8) (7) (9) (11) (9)

Free Cash Flow (1) 1 (9) (3) 4 15 21 25

FCF Growth % n.a. n.a. n.a. -61.5% -235.6% 259.6% 41.2% 19.3%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt $2 2.1% 2.2% 2.3% 8.9% $18 $238 $242 $245 $256 $260 $263 Cash (1) $254 $257 $261 9.4% 18 $217 $220 $223 234 237 240 Total Debt 3 232 235 238 9.9% 17 + $198 $201 $203 = 215 218 221—Other Adjustments (0) = 213 216 218 10.4% 17 $182 $184 $186 199 201 203 Total Equity Bridge $2 196 199 201 10.9% 16 $168 $170 $172 184 186 188 182 184 186

WACC Implied TV / Normalized EBITDA Implied EV / 16E EBITDA

Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% 8.9% 7.3x 7.4x 7.5x n.m. n.m. n.m. 9.4% 6.8x 6.9x 7.0x n.m. n.m. n.m. 9.9% 6.4x 6.5x 6.5x n.m. n.m. n.m. 10.4% 6.0x 6.1x 6.1x n.m. n.m. n.m. 10.9% 5.6x 5.7x 5.8x n.m. n.m. n.m.

Source: Company Projections and BofAML Assumptions (WACC).

Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

[ DRAFT ]

DCF Valuation per Subsidiary

Chocon – Argentina Gx

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E 2021E 2022E 2023E

Net Revenues $61 $24 $31 $67 $115 $153 $144 $147 $150 $153

Growth % n.a. n.a. n.a. 21.5% 70.7% 33.1% -5.9% 2.2% 2.2% 2.2%

EBITDA 43 16 17 40 52 72 64 64 63 61

Margin% 70.9% 68.4% 54.2% 59.4% 45.7% 47.4% 44.6% 43.4% 41.8% 40.0%

Less: D&A (3) (1) (2) (4) (4) (4) (4) (5) (5) (6) EBIT 41 15 15 36 48 68 60 59 57 55

Margin% 66.4% 62.3% 47.2% 53.0% 41.9% 44.4% 41.7% 40.1% 38.1% 35.9%

Less: Taxes Paid (14) (5) (5) (12) (17) (24) (21) (21) (20) (19) Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0%

Tax-effected EBIT 26 10 10 23 31 44 39 38 37 36 Plus: Depreciation & Amortization 3 1 2 4 4 4 4 5 5 6 Less: Net Change in Working Capital 0 8 (62) (4) 0 (1) (4) 0 0 0 Less: Capital Expenditures (20) (1) (6) (5) (2) (2) (2) (2) (2) (3) Plus: FONINVEMEM Payments(2) 0 5 9 43 42 40 27 23 23 22

Free Cash Flow 9 24 (48) 61 76 86 64 64 63 62

FCF Growth % n.a. n.a. n.a. -356.6% 23.0% 14.1% -25.3% 0.2% -2.0% -2.4%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt ($325) 2.1% 2.2% 2.3% 11.9% $292 $0 $0 $0 $292 $292 $292 Cash (350) $552 $552 $552 12.4% 286 $0 $0 $0 286 286 286 Total Debt 25 546 546 546 12.9% 280 + $0 $0 $0 = 280 280 280—Other Adjustments 64 = 541 541 541 13.4% 275 $0 $0 $0 275 275 275 Total Equity Bridge ($260) 535 535 535 13.9% 270 $0 $0 $0 270 270 270 530 530 530

WACC Implied TV / Normalized EBITDA Implied EV / 16E EBITDA

Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% 11.9% n.a. n.a. n.a. 8.7x 8.7x 8.7x 12.4% n.a. n.a. n.a. 8.6x 8.6x 8.6x 12.9% n.a. n.a. n.a. 8.4x 8.4x 8.4x 13.4% n.a. n.a. n.a. 8.2x 8.2x 8.2x 13.9% n.a. n.a. n.a. 8.1x 8.1x 8.1x

Source: Company Projections and BofAML Assumptions (WACC). Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

(2) FONINVEMEM Payments projected through 2026E.

[ DRAFT ]

DCF Valuation per Subsidiary

Costanera – Argentina Gx

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E 2021E 2022E 2023E

Net Revenues $61 $24 $31 $67 $115 $153 $144 $147 $150 $153

Growth % n.a. n.a. n.a. 21.5% 70.7% 33.1% -5.9% 2.2% 2.2% 2.2%

EBITDA 43 16 17 40 52 72 64 64 63 61

Margin% 70.9% 68.4% 54.2% 59.4% 45.7% 47.4% 44.6% 43.4% 41.8% 40.0%

Less: D&A (3) (1) (2) (4) (4) (4) (4) (5) (5) (6) EBIT 41 15 15 36 48 68 60 59 57 55

Margin% 66.4% 62.3% 47.2% 53.0% 41.9% 44.4% 41.7% 40.1% 38.1% 35.9%

Less: Taxes Paid (14) (5) (5) (12) (17) (24) (21) (21) (20) (19) Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0%

Tax-effected EBIT 26 10 10 23 31 44 39 38 37 36 Plus: Depreciation & Amortization 3 1 2 4 4 4 4 5 5 6 Less: Net Change in Working Capital 0 8 (62) (4) 0 (1) (4) 0 0 0 Less: Capital Expenditures (20) (1) (6) (5) (2) (2) (2) (2) (2) (3) Plus: FONINVEMEM Payments(2) 0 5 9 43 42 40 27 23 23 22

Free Cash Flow 9 24 (48) 61 76 86 64 64 63 62

FCF Growth % n.a. n.a. n.a. -356.6% 23.0% 14.1% -25.3% 0.2% -2.0% -2.4%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt $23 2.1% 2.2% 2.3% 11.9% $112 $0 $0 $0 $112 $112 $112 Cash (33) $79 $79 $79 12.4% 111 $0 $0 $0 111 111 111 Total Debt 56 78 78 78 12.9% 110 + $0 $0 $0 = 110 110 110—Other Adjustments 10 = 77 77 77 13.4% 109 $0 $0 $0 109 109 109 Total Equity Bridge $33 76 76 76 13.9% 108 $0 $0 $0 108 108 108 75 75 75

WACC Implied TV / Normalized EBITDA Implied EV / 16E EBITDA

Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% 11.9% n.a. n.a. n.a. 1.7x 1.7x 1.7x 12.4% n.a. n.a. n.a. 1.7x 1.7x 1.7x 12.9% n.a. n.a. n.a. 1.6x 1.6x 1.6x 13.4% n.a. n.a. n.a. 1.6x 1.6x 1.6x 13.9% n.a. n.a. n.a. 1.6x 1.6x 1.6x

Source: Company Projections and BofAML Assumptions (WACC). Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

(2) FONINVEMEM Payments projected through 2026E.

[ DRAFT ]

DCF Valuation per Subsidiary

Docksud – Argentina Gx

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E 2021E 2022E 2023E

Net Revenues n.a. $81 $69 $74 $88 $95 $90 $92 $94 $96

Growth % n.a. n.a. n.a. -50.2% 17.9% 8.5% -5.1% 2.2% 2.2% 2.2%

EBITDA n.a. 15 17 45 32 37 33 34 34 35

Margin% n.a. 18.7% 25.0% 60.3% 36.6% 39.0% 36.5% 36.5% 36.5% 36.5%

Less: D&A n.a. (9) (8) (16) (21) (26) (23) (23) (24) (24) EBIT n.a. 6 9 29 11 11 10 10 11 11

Margin% n.a. 7.9% 13.3% 39.2% 13.0% 12.1% 10.8% 11.4% 11.4% 11.4%

Less: Taxes Paid n.a. (2) (3) (10) (4) (4) (3) (4) (4) (4) Tax Rate n.a. 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0%

Tax-effected EBIT n.a. 4 6 19 7 7 6 7 7 7 Plus: Depreciation & Amortization n.a. 9 8 16 21 26 23 23 24 24 Less: Net Change in Working Capital n.a. 12 12 17 (11) (0) 6 0 0 0 Less: Capital Expenditures n.a. (3) (11) (18) (42) (1) (1) (16) (16) (16) Plus: FONINVEMEM Payments(2) n.a. 1 1 14 14 12 12 12 12 12

Free Cash Flow n.a. 23 16 48 (12) 44 46 26 26 27

FCF Growth % n.a. n.a. n.a. 24.2% -124.1% -481.4% 3.7% -42.8% 1.2% 1.2%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt ($120) 2.1% 2.2% 2.3% 11.9% $163 $0 $0 $0 $163 $163 $163 Cash (120) $224 $224 $224 12.4% 160 $0 $0 $0 160 160 160 Total Debt 0 222 222 222 12.9% 157 + $0 $0 $0 = 157 157 157—Other Adjustments 59 = 219 219 219 13.4% 155 $0 $0 $0 155 155 155 Total Equity Bridge ($62) 217 217 217 13.9% 153 $0 $0 $0 153 153 153 214 214 214

WACC Implied TV / Normalized EBITDA Implied EV / 16E EBITDA

Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% 11.9% n.a. n.a. n.a. 5.0x 5.0x 5.0x 12.4% n.a. n.a. n.a. 5.0x 5.0x 5.0x 12.9% n.a. n.a. n.a. 4.9x 4.9x 4.9x 13.4% n.a. n.a. n.a. 4.8x 4.8x 4.8x 13.9% n.a. n.a. n.a. 4.7x 4.7x 4.7x

Source: Company Projections and BofAML Assumptions (WACC). Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

(2) FONINVEMEM Payments projected through 2026E.

[DRAFT]

DCF Valuation per Subsidiary

Edesur – Argentina Dx

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$929	$494	$453	$1,469	$1,801	$2,342	$2,770	$2,831
Growth %	*n.a.*	*n.a.*	*n.a.*	*55.1%*	*22.6%*	*30.0%*	*18.3%*	*2.2%*
EBITDA	**183**	**114**	**47**	**196**	**236**	**261**	**262**	**333**
Margin%	*19.7%*	*23.0%*	*10.4%*	*13.3%*	*13.1%*	*11.2%*	*9.5%*	*11.8%*
Less: D&A	(24)	(11)	(21)	(39)	(44)	(54)	(58)	(58)
EBIT	159	102	26	157	191	207	205	275
Margin%	*17.1%*	*20.7%*	*5.8%*	*10.7%*	*10.6%*	*8.8%*	*7.4%*	*9.7%*
Less: Taxes Paid	(56)	(36)	(9)	(55)	(67)	(73)	(72)	(96)
Tax Rate	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*	*35.0%*
Tax-effected EBIT	103	67	17	102	124	135	133	179
Plus: Depreciation & Amortization	24	11	21	39	44	54	58	58
Less: Net Change in Working Capital	0	90	14	48	(35)	(12)	(30)	0
Less: Capital Expenditures	(222)	(68)	(111)	(137)	(130)	(145)	(112)	(143)
Free Cash Flow	**(94)**	**100**	**(59)**	**52**	**3**	**32**	**48**	**94**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*24.7%*	*-93.3%*	*826.4%*	*51.2%*	*94.3%*

WACC	DCF	+	Terminal Value – Perpetuity Growth 2.1%	2.2%	2.3%	=	Enterprise Value – Perpetuity Growth 2.1%	2.2%	2.3%
11.7%	$46		$566	$572	$578		$612	$618	$624
12.2%	45		$526	$531	$537		571	576	582
12.7%	44	+	$490	$495	$500	=	534	539	543
13.2%	43		$458	$462	$466		501	505	509
13.7%	42		$428	$432	$436		470	474	478

EV Adjustments[1]	
Net Debt	($95)
Cash	(95)
Total Debt	0
Other Adjustments	262
Total Equity Bridge	**$168**

WACC	Equity Value – Perpetuity Growth 2.1%	2.2%	2.3%
11.7%	$444	$450	$457
12.2%	403	409	414
12.7%	366	371	376
13.2%	333	337	341
13.7%	303	306	310

WACC	Implied TV / Normalized EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%	Implied EV / 16E EBITDA – Perpetuity Growth 2.1%	2.2%	2.3%
11.7%	3.0x	3.0x	3.1x	3.8x	3.8x	3.9x
12.2%	2.9x	2.9x	2.9x	3.5x	3.6x	3.6x
12.7%	2.7x	2.8x	2.8x	3.3x	3.3x	3.4x
13.2%	2.6x	2.6x	2.7x	3.1x	3.1x	3.2x
13.7%	2.5x	2.5x	2.5x	2.9x	2.9x	3.0x

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

48

enersis

[ DRAFT ]

DCF Valuation per Subsidiary

Enersis Americas Holding

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E Normalized

Net Revenues $0 $13 $0 $0 $0 $0 $0 $0

Growth % n.a. n.a. n.a. -100.0% n.a. n.a. n.a. n.a.

EBITDA (32) (20) (19) (16) (14) (14) (13) (13)

Margin% n.a. -152.1% n.a. n.a. n.a. n.a. n.a. n.a.

Less: D&A (1) (0) 0 0 0 0 0 0 EBIT (30) (20) (19) (16) (14) (14) (13) (13)

Margin% n.a. -153.8% n.a. n.a. n.a. n.a. n.a. n.a.

Less: Taxes Paid 7 5 5 4 4 4 3 4 Tax Rate n.a. 24.0% 24.0% 25.5% 27.0% 27.0% 27.0% 27.0%

Tax-effected EBIT (23) (15) (15) (12) (11) (10) (9) (10) Plus: Depreciation & Amortization 1 0 (0) 0 0 0 0 0 Less: Net Change in Working Capital 0 0 0 0 0 0 0 0 Less: Capital Expenditures (3) 0 0 0 0 0 0 0

Free Cash Flow (24) (15) (15) (12) (11) (10) (9) (10)

FCF Growth % n.a. n.a. n.a. -59.1% -13.2% -4.7% -5.5% 2.2%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt ($997) 2.1% 2.2% 2.3%

5.6% ($52) ($214) ($220) ($227) ($265) ($272) ($278) Cash (1,284) $866 $860 $853

6.1% (51) ($182) ($187) ($192) (233) (238) (243) Total Debt 287 898 893 888

6.6% (51) + ($158) ($162) ($166) = (209) (212) (216)—Other Adjustments (135) = 923 919 915

7.1% (50) ($139) ($142) ($145) (189) (192) (195) Total Equity Bridge ($1,131) 942 939 936

7.6% (50) ($123) ($125) ($128) (173) (175) (178) 958 956 954

Source: Company Projections and BofAML Assumptions (WACC).

Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

[DRAFT]

DCF Valuation per Subsidiary

Endesa Americas Holding

Bank of America Merrill Lynch

Figures in US$mm	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$0	$0	$0	$0	$0	$0	$0	$0
Growth %	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
EBITDA	**0**	**(4)**	**(7)**	**(2)**	**(2)**	**(2)**	**(1)**	**(1)**
Margin%	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
Less: D&A	0	0	0	0	0	0	0	0
EBIT	0	(4)	(7)	(2)	(2)	(2)	(1)	(1)
Margin%	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
Less: Taxes Paid	0	1	2	1	1	0	0	0
Tax Rate	*n.a.*	*24.0%*	*24.0%*	*25.5%*	*27.0%*	*27.0%*	*27.0%*	*27.0%*
Tax-effected EBIT	0	(3)	(5)	(2)	(1)	(1)	(1)	(1)
Plus: Depreciation & Amortization	0	0	0	0	0	0	0	0
Less: Net Change in Working Capital	0	0	0	0	0	0	0	0
Less: Capital Expenditures	0	0	0	0	0	0	0	0
Free Cash Flow	**0**	**(3)**	**(5)**	**(2)**	**(1)**	**(1)**	**(1)**	**(1)**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-77.8%*	*-18.6%*	*-16.0%*	*-15.8%*	*2.2%*

WACC	DCF		Terminal Value				Enterprise Value				EV Adjustments[1]			Equity Value		
			Perpetuity Growth				Perpetuity Growth							Perpetuity Growth		
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%					2.1%	2.2%	2.3%
5.6%	($10)		($24)	($25)	($25)		($34)	($35)	($36)		Net Debt	($0)		$43	$43	$42
6.1%	(10)		($20)	($21)	($21)		(31)	(31)	(32)		Cash	(0)		47	46	46
6.6%	(10)	+	($18)	($18)	($19)	=	(28)	(28)	(29)	-	Other Adjustments	(77)	=	50	49	49
7.1%	(10)		($16)	($16)	($16)		(26)	(26)	(26)		Total Debt	0		52	52	51
7.6%	(10)		($14)	($14)	($14)		(24)	(24)	(24)		**Total Equity Bridge**	**($77)**		54	53	53

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

50

enersis

[DRAFT]

DCF Valuation per Subsidiary

Chilectra Americas Holding

Bank of America Merrill Lynch

Figures in US$mm

	Audited Historical Figures		Projections - Fiscal Year Ending December 31,					
	2015A	1H16A	2H16E	2017E	2018E	2019E	2020E	Normalized
Net Revenues	$0	$0	$0	$0	$0	$0	$0	$0
Growth %	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
EBITDA	**0**	**(1)**	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**
Margin%	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
Less: D&A	0	0	0	0	0	0	0	0
EBIT	0	(1)	(2)	(2)	(2)	(2)	(2)	(2)
Margin%	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*	*n.a.*
Less: Taxes Paid	0	0	1	0	0	1	1	1
Tax Rate	*n.a.*	*24.0%*	*24.0%*	*25.5%*	*27.0%*	*27.0%*	*27.0%*	*27.0%*
Tax-effected EBIT	0	(1)	(2)	(1)	(1)	(1)	(1)	(1)
Plus: Depreciation & Amortization	0	0	0	0	0	0	0	0
Less: Net Change in Working Capital	0	0	0	0	0	0	0	(0)
Less: Capital Expenditures	0	0	0	0	0	0	0	1
Free Cash Flow	**0**	**(1)**	**(2)**	**(1)**	**(1)**	**(1)**	**(1)**	**(1)**
FCF Growth %	*n.a.*	*n.a.*	*n.a.*	*-49.8%*	*3.9%*	*6.6%*	*6.5%*	*-30.0%*

WACC	DCF		Terminal Value				Enterprise Value			
			Perpetuity Growth				Perpetuity Growth			
			2.1%	2.2%	2.3%		2.1%	2.2%	2.3%	
5.6%	($6)		($23)	($23)	($24)		($29)	($30)	($31)	
6.1%	(6)		($19)	($20)	($20)		(26)	(26)	(27)	
6.6%	(6)	+	($17)	($17)	($18)	=	(23)	(24)	(24)	-
7.1%	(6)		($15)	($15)	($15)		(21)	(21)	(22)	
7.6%	(6)		($13)	($13)	($14)		(19)	(20)	(20)	

EV Adjustments[(1)]		
Net Debt	($30)	
Cash	(19)	
Total Debt	(11)	
Other Adjustments	(16)	=
Total Equity Bridge	**($45)**	

Equity Value		
Perpetuity Growth		
2.1%	2.2%	2.3%
$16	$15	$15
20	19	18
22	22	21
24	24	24
26	26	25

Source: Company Projections and BofAML Assumptions (WACC).
Valuation Date: June 30, 2016.
(1) EV Adjustments as of June 30, 2016.

51

enersis

[ DRAFT ]

DCF Valuation per Subsidiary

Enel Brasil – Brazil HoldCo

Figures in US$mm Audited Historical Figures Projections—Fiscal Year Ending December 31,

2015A 1H16A 2H16E 2017E 2018E 2019E 2020E Normalized

Net Revenues $0 $0 $0 $0 $0 $0 $0 $0

Growth % n.a. n.a. n.a. n.a. n.a. n.a. n.a. n.a.

EBITDA (33) (18) (20) (34) (35) (37) (38) (39)

Margin% n.a. n.a. n.a. n.a. n.a. n.a. n.a. n.a.

Less: D&A (0) (0) (0) (0) (0) (0) (0) (0) EBIT (33) (18) (20) (34) (35) (37) (39) (40)

Margin% n.a. n.a. n.a. n.a. n.a. n.a. n.a. n.a.

Less: Taxes Paid 11 6 7 12 12 13 13 13 Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0%

Tax-effected EBIT (22) (12) (13) (22) (23) (24) (26) (26) Plus: Depreciation & Amortization 0 0 0 0 0 0 0 0 Less: Net Change in Working Capital 0 0 0 0 0 0 0 (1) Less: Capital Expenditures (0) (0) (1) (1) (1) (1) (1) (1)

Free Cash Flow (22) (12) (14) (23) (24) (25) (26) (27)

FCF Growth % n.a. n.a. n.a. -11.2% 3.1% 5.1% 4.9% 3.8%

WACC DCF Terminal Value Enterprise Value EV Adjustments(1) Equity Value

Perpetuity Growth Perpetuity Growth Perpetuity Growth

2.1% 2.2% 2.3% 2.1% 2.2% 2.3% Net Debt ($502) 2.1% 2.2% 2.3%

8.9% ($93) ($263) ($267) ($271) ($356) ($360) ($364) Cash (502) $133 $129 $125

9.4% (92) ($240) ($243) ($246) (331) (335) (338) Total Debt 0 157 154 151

9.9% (91) + ($219) ($222) ($225) = (310) (313) (316)—Other Adjustments 14 = 179 176 173 10.4% (90) ($201) ($204) ($206) (291) (294) (296) Total Equity Bridge ($489) 197 195 192 10.9% (89) ($185) ($188) ($190) (275) (277) (279) 214 212 210

Source: Company Projections and BofAML Assumptions (WACC).

Valuation Date: June 30, 2016.

(1) EV Adjustments as of June 30, 2016.

[ DRAFT ]

D. WACC Sensitivity Analysis

[ DRAFT ]

WACC Sensitivity Analysis

Chile—Generation

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

AES Gener S.A. 1.000 27.0% 0.644 4,167 3,158 Colbun S.A. 0.716 27.0% 0.600 4,456 1,182 Edegel SAA 0.859 26.0% 0.823 2,414 143 ENGIE Energia Peru S.A. 0.735 26.0% 0.505 1,536 943 Celsia SA ESP 0.980 34.0% 0.826 980 1,293 ISAGEN SA 0.707 34.0% 0.707 4,134 1,167

Industry Average 0.833 29.0% 0.684

Target 27.0% 0.684

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Risk Free Rate (4) 1.9% 20.4% 25.6% 6.1% 6.8% 7.6% 8.3% 9.0% Country Risk Premium (5) 0.8% 23.4% 30.6% 6.2% 7.0% 7.7% 8.4% 9.2% Unlevered Beta 0.68 26.3% 35.6% 6.3% 7.1% 7.9% 8.6% 9.4%

Re-Levered Beta 0.86 28.9% 40.6% 6.4% 7.2% 8.0% 8.8% 9.6%

Equity Market Risk Premium (6) 6.0% 31.3% 45.6% 6.6% 7.4% 8.2% 9.0% 9.8%

Cost of Equity 7.9%

Pre-tax Cost of Debt (7) 4.0%

Tax Rate 27.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 2.9% Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Target Net Debt/Equity (8) 35.6% 20.4% 25.6% 5.5% 6.0% 6.6% 7.2% 7.7% Target Net Debt/Total Capitalization 26.3% 23.4% 30.6% 5.5% 6.0% 6.6% 7.1% 7.7%

WACC (9) 6.55% 26.3% 35.6% 5.4% 6.0% 6.6% 7.1% 7.7% 28.9% 40.6% 5.4% 6.0% 6.5% 7.1% 7.6%

31.3% 45.6% 5.4% 6.0% 6.5% 7.1% 7.6%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable CLP 20YR Bond denominated in USD (interpolated bond: average of 3.125% due 2025 and 3.625% due 2042), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Chile—Distribution

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Aguas Andinas 0.780 27.0% 0.609 3,666 1,404 Luz del Sur 0.781 26.0% 0.645 1,642 468 Edelnor (Lima Norte) 0.728 26.0% 0.579 1,123 391

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

Industry Average 0.763 26.3% 0.611

Target 27.0% 0.611

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Risk Free Rate (4) 1.9% 16.0% 19.0% 5.5% 6.2% 6.9% 7.5% 8.2% Country Risk Premium (5) 0.8% 19.4% 24.0% 5.6% 6.3% 7.0% 7.7% 8.4% Unlevered Beta 0.61 22.5% 29.0% 5.7% 6.4% 7.1% 7.9% 8.6%

Re-Levered Beta 0.74 25.4% 34.0% 5.8% 6.5% 7.3% 8.0% 8.8%

Equity Market Risk Premium (6) 6.0% 28.1% 39.0% 5.9% 6.6% 7.4% 8.2% 8.9%

Cost of Equity 7.1%

Pre-tax Cost of Debt (7) 4.0%

Tax Rate 27.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 2.9% Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Target Net Debt/Equity (8) 29.0% 16.0% 19.0% 5.1% 5.7% 6.2% 6.8% 7.4% Target Net Debt/Total Capitalization 22.5% 19.4% 24.0% 5.1% 5.6% 6.2% 6.8% 7.3%

WACC (9) 6.17% 22.5% 29.0% 5.0% 5.6% 6.2% 6.7% 7.3% 25.4% 34.0% 5.0% 5.6% 6.2% 6.7% 7.3%

28.1% 39.0% 5.0% 5.6% 6.1% 6.7% 7.2%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable CLP 20YR Bond denominated in USD (interpolated bond: average of 3.125% due 2025 and 3.625% due 2042), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Colombia—Generation

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

AES Gener S.A. 1.000 27.0% 0.644 4,167 3,158 Colbun S.A. 0.716 27.0% 0.600 4,456 1,182 Edegel SAA 0.859 26.0% 0.823 2,414 143 ENGIE Energia Peru S.A. 0.735 26.0% 0.505 1,536 943 Celsia SA ESP 0.980 34.0% 0.826 980 1,293 ISAGEN SA 0.707 34.0% 0.707 4,134 1,167

Industry Average 0.833 29.0% 0.684

Target 34.0% 0.684

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Risk Free Rate (4) 1.9% 20.4% 25.6% 7.4% 8.1% 8.8% 9.5% 10.2% Country Risk Premium (5) 2.1% 23.4% 30.6% 7.5% 8.2% 8.9% 9.6% 10.3% Unlevered Beta 0.68 26.3% 35.6% 7.6% 8.3% 9.0% 9.8% 10.5%

Re-Levered Beta 0.85 28.9% 40.6% 7.7% 8.4% 9.2% 9.9% 10.7%

Equity Market Risk Premium (6) 6.0% 31.3% 45.6% 7.7% 8.5% 9.3% 10.1% 10.9%

Cost of Equity 9.0%

Pre-tax Cost of Debt (7) 5.8%

Tax Rate 34.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 3.9% Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Target Net Debt/Equity (8) 35.6% 20.4% 25.6% 6.7% 7.2% 7.8% 8.3% 8.9% Target Net Debt/Total Capitalization 26.3% 23.4% 30.6% 6.6% 7.2% 7.7% 8.3% 8.8%

WACC (9) 7.68% 26.3% 35.6% 6.6% 7.1% 7.7% 8.2% 8.8% 28.9% 40.6% 6.6% 7.1% 7.6% 8.2% 8.7%

31.3% 45.6% 6.5% 7.1% 7.6% 8.1% 8.7%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable COP 20YR Bond denominated in USD (interpolated bond: average of the 4.000% due 2024 and 5.625% due 2044), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Colombia—Distribution

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Aguas Andinas 0.780 27.0% 0.609 3,666 1,404 Luz del Sur 0.781 26.0% 0.645 1,642 468 Edelnor (Lima Norte) 0.728 26.0% 0.579 1,123 391

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

Industry Average 0.763 26.3% 0.611

Target 34.0% 0.611

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Risk Free Rate (4) 1.9% 16.0% 19.0% 6.7% 7.4% 8.1% 8.8% 9.4% Country Risk Premium (5) 2.1% 19.4% 24.0% 6.8% 7.5% 8.2% 8.9% 9.6% Unlevered Beta 0.61 22.5% 29.0% 6.9% 7.6% 8.3% 9.1% 9.8%

Re-Levered Beta 0.73 25.4% 34.0% 7.0% 7.7% 8.5% 9.2% 9.9%

Equity Market Risk Premium (6) 6.0% 28.1% 39.0% 7.1% 7.8% 8.6% 9.3% 10.1%

Cost of Equity 8.3%

Pre-tax Cost of Debt (7) 5.8%

Tax Rate 34.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 3.9% Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Target Net Debt/Equity (8) 29.0% 16.0% 19.0% 6.3% 6.9% 7.4% 8.0% 8.6% Target Net Debt/Total Capitalization 22.5% 19.4% 24.0% 6.3% 6.8% 7.4% 7.9% 8.5%

WACC (9) 7.33% 22.5% 29.0% 6.2% 6.8% 7.3% 7.9% 8.4% 25.4% 34.0% 6.2% 6.7% 7.3% 7.8% 8.4%

28.1% 39.0% 6.2% 6.7% 7.3% 7.8% 8.3%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable COP 20YR Bond denominated in USD (interpolated bond: average of the 4.000% due 2024 and 5.625% due 2044), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Brazil—Generation

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

AES Tiete Energia SA 1.038 34.0% 0.938 1,295 210 ENGIE Brasil Energia SA 1.075 34.0% 1.032 8,332 520

Industry Average 1.057 34.0% 0.985

Target 34.0% 0.985

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.79 0.89 0.99 1.09 1.19

Risk Free Rate (4) 1.9% 20.4% 25.6% 10.8% 11.5% 12.2% 12.9% 13.6% Country Risk Premium (5) 3.4% 23.4% 30.6% 11.0% 11.7% 12.4% 13.2% 13.9% Unlevered Beta 0.99 26.3% 35.6% 11.2% 11.9% 12.6% 13.4% 14.1%

Re-Levered Beta 1.22 28.9% 40.6% 11.3% 12.1% 12.8% 13.6% 14.3%

Equity Market Risk Premium (6) 6.0% 31.3% 45.6% 11.5% 12.2% 13.0% 13.8% 14.6%

Cost of Equity 12.6%

Pre-tax Cost of Debt (7) 8.8%

Tax Rate 34.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 5.8% Net Debt/Total Cap. Net Debt/Equity 0.79 0.89 0.99 1.09 1.19

Target Net Debt/Equity (8) 35.6% 20.4% 25.6% 9.8% 10.4% 10.9% 11.5% 12.0% Target Net Debt/Total Capitalization 26.3% 23.4% 30.6% 9.8% 10.3% 10.9% 11.4% 12.0%

WACC (9) 10.84% 26.3% 35.6% 9.7% 10.3% 10.8% 11.4% 11.9% 28.9% 40.6% 9.7% 10.3% 10.8% 11.3% 11.9%

31.3% 45.6% 9.7% 10.2% 10.8% 11.3% 11.8%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable BRL 20YR Bond denominated in USD (interpolated bond: average of the 4.250% due 2025 and 5.000% due 2045), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Brazil—Distribution

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Eletropaulo 1.556 34.0% 0.944 788 773 Light S.A. 1.585 34.0% 0.650 916 1,999

Industry Average 1.570 34.0% 0.797

Target 34.0% 0.797

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.60 0.70 0.80 0.90 1.00

Risk Free Rate (4) 1.9% 16.0% 19.0% 10.8% 11.5% 12.2% 12.9% 13.6% Country Risk Premium (5) 3.4% 19.4% 24.0% 11.0% 11.7% 12.4% 13.2% 13.9% Unlevered Beta 0.80 22.5% 29.0% 11.2% 11.9% 12.6% 13.4% 14.1%

Re-Levered Beta 0.95 25.4% 34.0% 11.3% 12.1% 12.8% 13.6% 14.3%

Equity Market Risk Premium (6) 6.0% 28.1% 39.0% 11.5% 12.2% 13.0% 13.8% 14.6%

Cost of Equity 12.6%

Pre-tax Cost of Debt (7) 8.8%

Tax Rate 34.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 5.8% Net Debt/Total Cap. Net Debt/Equity 0.60 0.70 0.80 0.90 1.00

Target Net Debt/Equity (8) 29.0% 16.0% 19.0% 9.8% 10.4% 10.9% 11.5% 12.0% Target Net Debt/Total Capitalization 22.5% 19.4% 24.0% 9.8% 10.3% 10.9% 11.4% 12.0%

WACC (9) 10.84% 22.5% 29.0% 9.7% 10.3% 10.8% 11.4% 11.9% 25.4% 34.0% 9.7% 10.3% 10.8% 11.3% 11.9%

28.1% 39.0% 9.7% 10.2% 10.8% 11.3% 11.8%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. The target unlevered beta for Brazil Distribution corresponds to the target beta for Chile, Brazil and Colombia, given current macroeconomic volatility in Brazil which has affected market perfor mance and capital structures of the Brazilian entities.

(4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable BRL 20YR Bond denominated in USD (interpolated bond: average of the 4.250% due 2025 and 5.000% due 2045), July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Peru—Generation

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

AES Gener S.A. 1.000 27.0% 0.644 4,167 3,158 Colbun S.A. 0.716 27.0% 0.600 4,456 1,182 Edegel SAA 0.859 26.0% 0.823 2,414 143 ENGIE Energia Peru S.A. 0.735 26.0% 0.505 1,536 943 Celsia SA ESP 0.980 34.0% 0.826 980 1,293 ISAGEN SA 0.707 34.0% 0.707 4,134 1,167

Industry Average 0.833 29.0% 0.684

Target 26.0% 0.684

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Risk Free Rate (4) 1.9% 20.4% 25.6% 7.4% 8.1% 8.8% 9.5% 10.2% Country Risk Premium (5) 2.0% 23.4% 30.6% 7.5% 8.2% 9.0% 9.7% 10.4% Unlevered Beta 0.68 26.3% 35.6% 7.6% 8.3% 9.1% 9.9% 10.6%

Re-Levered Beta 0.86 28.9% 40.6% 7.7% 8.5% 9.3% 10.0% 10.8%

Equity Market Risk Premium (6) 6.0% 31.3% 45.6% 7.8% 8.6% 9.4% 10.2% 11.0%

Cost of Equity 9.1%

Pre-tax Cost of Debt (7) 5.1%

Tax Rate 26.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 3.8% Net Debt/Total Cap. Net Debt/Equity 0.48 0.58 0.68 0.78 0.88

Target Net Debt/Equity (8) 35.6% 20.4% 25.6% 6.6% 7.2% 7.8% 8.3% 8.9% Target Net Debt/Total Capitalization 26.3% 23.4% 30.6% 6.6% 7.2% 7.7% 8.3% 8.9%

WACC (9) 7.70% 26.3% 35.6% 6.6% 7.1% 7.7% 8.3% 8.8% 28.9% 40.6% 6.6% 7.1% 7.7% 8.2% 8.8%

31.3% 45.6% 6.5% 7.1% 7.6% 8.2% 8.7%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable PEN 20YR Bond denominated in USD of 8.750% due 2033, July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Peru—Distribution

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Aguas Andinas 0.780 27.0% 0.609 3,666 1,404 Luz del Sur 0.781 26.0% 0.645 1,642 468 Edelnor (Lima Norte) 0.728 26.0% 0.579 1,123 391

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

0 0.000 0.0% NA 0 0

Industry Average 0.763 26.3% 0.611

Target 26.0% 0.611

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Risk Free Rate (4) 1.9% 16.0% 19.0% 6.7% 7.4% 8.1% 8.8% 9.5% Country Risk Premium (5) 2.0% 19.4% 24.0% 6.8% 7.5% 8.2% 8.9% 9.6% Unlevered Beta 0.61 22.5% 29.0% 6.9% 7.6% 8.4% 9.1% 9.8%

Re-Levered Beta 0.74 25.4% 34.0% 7.0% 7.8% 8.5% 9.3% 10.0%

Equity Market Risk Premium (6) 6.0% 28.1% 39.0% 7.1% 7.9% 8.6% 9.4% 10.2%

Cost of Equity 8.4%

Pre-tax Cost of Debt (7) 5.1%

Tax Rate 26.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 3.8% Net Debt/Total Cap. Net Debt/Equity 0.41 0.51 0.61 0.71 0.81

Target Net Debt/Equity (8) 29.0% 16.0% 19.0% 6.3% 6.8% 7.4% 8.0% 8.6% Target Net Debt/Total Capitalization 22.5% 19.4% 24.0% 6.2% 6.8% 7.4% 7.9% 8.5%

WACC (9) 7.33% 22.5% 29.0% 6.2% 6.8% 7.3% 7.9% 8.5% 25.4% 34.0% 6.2% 6.7% 7.3% 7.9% 8.4%

28.1% 39.0% 6.2% 6.7% 7.3% 7.8% 8.4%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable PEN 20YR Bond denominated in USD of 8.750% due 2033, July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market. (7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Argentina—Generation

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Endesa Costanera SA 1.340 35.0% 1.216 313 49

Industry Average 1.340 35.0% 1.216

Target 35.0% 1.216

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 1.02 1.12 1.22 1.32 1.42

Risk Free Rate (4) 1.9% 20.4% 25.6% 13.8% 14.5% 15.2% 15.9% 16.6% Country Risk Premium (5) 4.8% 23.4% 30.6% 14.0% 14.7% 15.4% 16.1% 16.9% Unlevered Beta 1.22 26.3% 35.6% 14.2% 14.9% 15.7% 16.4% 17.1%

Re-Levered Beta 1.50 28.9% 40.6% 14.4% 15.1% 15.9% 16.6% 17.4%

Equity Market Risk Premium (6) 6.0% 31.3% 45.6% 14.6% 15.3% 16.1% 16.9% 17.7%

Cost of Equity 15.7%

Pre-tax Cost of Debt (7) 7.9%

Tax Rate 35.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 5.1% Net Debt/Total Cap. Net Debt/Equity 1.02 1.12 1.22 1.32 1.42

Target Net Debt/Equity (8) 35.6% 20.4% 25.6% 12.0% 12.6% 13.1% 13.7% 14.2% Target Net Debt/Total Capitalization 26.3% 23.4% 30.6% 11.9% 12.4% 13.0% 13.5% 14.1%

WACC (9) 12.88% 26.3% 35.6% 11.8% 12.3% 12.9% 13.4% 14.0% 28.9% 40.6% 11.7% 12.2% 12.8% 13.3% 13.9%

31.3% 45.6% 11.6% 12.1% 12.7% 13.2% 13.7%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable ARS 20YR Bond denominated in USD of 8.280% due 2033, July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

WACC Sensitivity Analysis

Argentina—Distribution

Weighted Average Cost of Capital

Levered Marginal Unlevered Market Net Beta (1) Tax Rate (2) Beta (3) Value (US$mm) Debt (US$mm)

Pampa Energia SA 1.253 35.0% 1.146 1,879 271

Industry Average 1.253 35.0% 1.146

Target 35.0% 1.146

Capital Structures Cost of Equity at Various Unlevered Betas and Capital Structures

WACC Calculation Net Debt/Total Cap. Net Debt/Equity 0.95 1.05 1.15 1.25 1.35

Risk Free Rate (4) 1.9% 16.0% 19.0% 13.0% 13.7% 14.4% 15.1% 15.7% Country Risk Premium (5) 4.8% 19.4% 24.0% 13.2% 13.9% 14.6% 15.3% 16.0% Unlevered Beta 1.15 22.5% 29.0% 13.4% 14.1% 14.8% 15.6% 16.3%

Re-Levered Beta 1.36 25.4% 34.0% 13.6% 14.3% 15.1% 15.8% 16.5%

Equity Market Risk Premium (6) 6.0% 28.1% 39.0% 13.8% 14.5% 15.3% 16.0% 16.8%

Cost of Equity 14.8%

Pre-tax Cost of Debt (7) 7.9%

Tax Rate 35.0% Capital Structures WACC at Various Unlevered Betas and Capital Structures (USD) (9) After-tax Cost of Debt 5.1% Net Debt/Total Cap. Net Debt/Equity 0.95 1.05 1.15 1.25 1.35

Target Net Debt/Equity (8) 29.0% 16.0% 19.0% 11.8% 12.3% 12.9% 13.5% 14.0% Target Net Debt/Total Capitalization 22.5% 19.4% 24.0% 11.7% 12.2% 12.8% 13.3% 13.9%

WACC (9) 12.65% 22.5% 29.0% 11.5% 12.1% 12.7% 13.2% 13.8% 25.4% 34.0% 11.4% 12.0% 12.5% 13.1% 13.6%

28.1% 39.0% 11.3% 11.9% 12.4% 13.0% 13.5%

Source: Companies’ Reports, Brokers’ Reports, Bloomberg, Factset.

(1) Based on Bloomberg monthly average adjusted Beta of peer universe versus the MSCI World Index for the longer of 5 years or the period the security has been trading, if less than 5 years. (2) Based on 2019 tax rate as a normalized tax rate for each country.

(3) Based on Bloomberg monthly average adjusted Beta versus its respective local index for the longer of 5 years or the period the security has been trading. (4) Based on last yield of the UST 20-yr Bond as of July 22, 2016.

(5) Calculated as the spread between the 20YR UST and the comparable ARS 20YR Bond denominated in USD of 8.280% due 2033, July 22, 2016.

(6) Equity risk premium relative to twenty year U.S. Government bond yield per BofA Merrill Lynch estimates, based upon analysis of long-term historical data of the broad U.S. equity market.

(7) As per debt capital markets desk. Rate calculated in USD with a 10YR duration, reflecting the risk default spread of the country.

(8) Target ratio is calculated with all the comparable universe by business excluding Brazil based on book Value of Net Debt to Market Value of Equity as of July 22, 2016. (9) WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1—Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

[ DRAFT ]

Target Capital Structure

Net Debt to Market Equity

Generation

Market Value Net Debt Net Debt to The target capital structure was defined by business Company (US$mm) (US$mm) Market Equity segment taking into consideration the comps AES Gener S.A. $4,166.5 $3,158.1 75.8% universe selected for this transaction, and excluding the Brazilian comps given current macroeconomic

Colbun S.A. 4,456.3 1,181.8 26.5%

volatility in Brazil which has affected market Edegel SAA 2,413.6 143.2 5.9% performance and market capitalization, resulting in

ENGIE Energia Peru S.A. 1,536.2 943.5 61.4%

unusually high capitalization ratios

ISAGEN SA 4,134.4 1,166.8 28.2% Endesa Costanera SA 313.5 49.4 15.7% AES Tiete Energia SA 1,294.8 209.7 16.2% ENGIE Brasil Energia SA 8,332.3 520.4 6.2%

Average 29.5%

Average ex-Brazil 35.6%

Distribution

Market Value Net Debt Net Debt to Company (US$mm) (US$mm) Market Equity

Aguas Andinas $3,665.8 $1,403.6 38.3% Luz del Sur 1,642.0 467.9 28.5% Edelnor (Lima Norte) 1,122.6 391.2 34.8% Pampa Energia SA 1,878.9 271.0 14.4% Eletropaulo 788.2 773.1 98.1% Light S.A. 916.4 1,998.6 218.1%

Average 72.0%

Average ex-Brazil 29.0%

Source: Companies’ Reports and Factset as of July 22, 2016.

[ DRAFT ]

E. Other Enterprise Value Adjustments

[DRAFT]

Other Enterprise Value Adjustments

Debt-Like Items Breakdown as of Jun-16

Bank of America Merrill Lynch

(US$mm)	Colombia		Brazil							Peru					Argentina				Total
	Codensa	Emgesa	Ampla	Coelce	Fortaleza	Cachoeira	CIEN	Endesa Brasil	Pratil	Edelnor	Edegel	Piura	Chinango	Genera-lima	Edesur	Costanera	Chocon	Docksud	
1 Derivatives	$0	$3	($1)	($0)	$5	$0	$0	$0	$0	$0	$0	$0	($0)	$0	$0	$0	$0	$0	**$8**
2 Provisions	85	161	336	93	0	1	5	0	0	19	12	5	0	0	92	5	9	0	**822**
3 Dividends	96	164	14	22	39	7	0	25	(0)	0	(4)	0	(0)	0	1	(0)	(0)	0	**367**
Others	1	29	53	45	(5)	0	(34)	(12)	(0)	8	29	0	0	12	169	5	56	59	**414**
Total	**182**	**357**	**403**	**160**	**40**	**9**	**(29)**	**14**	**(0)**	**27**	**37**	**5**	**0**	**12**	**262**	**10**	**64**	**59**	

1 **Derivatives**

- Mainly related to Enersis 2016 USD bond, which is swapped to CLP

2 **Provisions**

- Includes provisions for:
  - Post-employment obligations: Related to diverse post-employment benefits for all or some of the Americas subsidiaries' active or retired employees, including complementary pensions. Provision represents the difference between the actuarial liability from defined benefit commitments and the fair value of the related assets
  - Legal proceedings: Enersis' Americas subsidiaries are involved in certain legal and tax proceedings. The Company has estimated the probable outflows of resources for resolving these claims after consulting its legal and tax advisors and evaluating potential outcomes, assuming a combination of litigation and settlement strategies
  - Decommissioning and other costs: Estimated future disbursements that Enersis Americas will have to make to close its facilities (dismantling or restoration) are recorded at present value. The Company reviews these estimate annually
  - Suppliers and services
  - Other

3 **Net Dividend Payables**

- Corresponds to the net amount of dividends and profits to be distributed, net of amounts to be collected

Source: Company Projections and information.

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[ DRAFT ]

F. Additional Information

[ DRAFT ]

Additional Information

Resulting Corporate Structure

EOC Americas and CHI Americas will contribute their holdings into ENI Americas in exchange of shares at ENI Americas

Enersis Americas Main OpCos and HoldCos

Others Enel AFPs

27.78% 60.62% 11.60%

Others Others

ENI Americas

40.0% 60.0% 99.08% 0.92%

50.1%

EOC Americas CHI Americas

38.6% 11.3%

Enel Indirect Stake Enel Brasil Enel Indirect Stake

36.36% 60.04%

Operating Companies

Dx Ampla 13.68% 31.37% 46.89% Dx Codensa 39.13% 9.35% Dx Edelnor 60.10% 15.60% Dx Edesur 15.32% 0.50% 34.05% Dx Coelce 15.18% 58.87% Gx Emgesa 21.60% 26.87% Gx Edegel 21.14% 62.46% Gx El Chocón 67.67% Gx Cachoeira 99.80% Gx Piura 96.50% Gx Costanera 75.67% Gx Fortaleza 100.00% Gx Dock Sud 40.00% Tx Cien 100.00%

ENI Direct EOC Americas CHI Enel Brasil Stake Direct Stake Direct Stake Direct Stake

Source: Companies Filings.

[DRAFT]

Other Adjustments

Tax and Dividend Effects

Bank of America Merrill Lynch

Tax Effect

Phase 1 – Spin-off (US$mm)

Without Tax Recovery in Chile

	Estimated Value - October 2015	Real Payment - March 2016
Endesa Chile	251	174
Chilectra Chile	27	22
Total Enersis Chile (Proportional)	**179**	**127**

With Tax Recovery in Chile (24%)

	Estimated Value - October 2015	Real Payment - March 2016
Endesa Chile	191	132
Chilectra Chile	21	17
Total Enersis Chile (Proportional)	**135**	**96**

Phase 2 – Merger[(2)] (US$mm)

	Estimated Value – June 2016
Endesa Americas	26
Chilectra Americas	3
Total	**29**

The tax effects generated because of the merger will affect all Enersis Americas' shareholders in the same proportion post-merger, and therefore those costs will not generate any additional effect/adjustment to the proposed exchange ratio

Both Endesa Americas and Chilectra Americas are considered to have an additional asset of US$132mm and US$17mm respectively

Dividend Effect

Dividend payment in Chilectra Americas

	US$mm
Dividend Paid by Chilectra Americas	[(181)]
Dividend Received by Enersis Americas (99.1% ownership)	**[179]**

As stated by Enersis' management, Chilectra Americas will distribute a dividend of [CLP120bn (~US$181mm)] with no value impact in Enersis Americas and therefore not affecting the EOC Américas / ENI Américas exchange ratio

Source: Company Management

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